                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                   Southwest Bancorporation of Texas, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                    SOUTHWEST BANCORPORATION OF TEXAS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 5, 2004

To the Shareholders of
Southwest Bancorporation of Texas, Inc.

     The Annual Meeting of Shareholders (the "Annual Meeting") of Southwest Bancorporation of Texas, Inc. (the "Company") will be held at the Company's Boardroom, 4400 Post Oak Parkway, Houston, Texas, on Wednesday, May 5, 2004, at 2:00 p.m., Central Time, for the following purposes:

          1. To elect four directors of Class II of the Board of Directors to hold office until the 2007 Annual Meeting of Shareholders and until their respective successors have been elected and qualified, or until their earlier resignation or removal.

          2. To approve amendments to the Company's Non-Employee Directors Deferred Fee Plan.

          3. To approve the adoption of the 2004 Omnibus Incentive Plan and the discontinuance of grants and awards under the 1996 Stock Option Plan and the Restricted Stock Plan.

          4. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2004.

          5. To transact such other business as may properly come before the Annual Meeting or any adjournment hereof.

     The close of business on Thursday, March 25, 2004, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, and only shareholders of record at such time will be entitled to notice and to vote. In compliance with Article 2.27 of the Texas Business Corporation Act, a list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at the offices of the Company during usual business hours for a period of ten days prior to the Annual Meeting. The list of shareholders will also be available for inspection at the Annual Meeting from 2:00 p.m., Central Time, until adjournment of the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Paul B. Murphy
                                          PAUL B. MURPHY, JR.
                                          Chief Executive Officer

Dated: April 1, 2004
      Houston, Texas

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN. THE COMPANY'S MANAGEMENT SINCERELY DESIRES YOUR PRESENCE AT THE ANNUAL MEETING. HOWEVER, SO THAT WE MAY BE SURE THAT YOUR VOTE WILL BE INCLUDED, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU WISH TO VOTE USING THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                ANNUAL REPORT ON
                                   FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO P. ALLAN PORT, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL, AND SECRETARY, SOUTHWEST BANCORPORATION OF TEXAS, INC., 4400 POST OAK PARKWAY, HOUSTON, TEXAS 77027. ANY SHAREHOLDER MAKING SUCH A REQUEST MUST REPRESENT THAT HE OR SHE WAS A SHAREHOLDER OF RECORD AS OF THE RECORD DATE OF THE ANNUAL MEETING.

                    SOUTHWEST BANCORPORATION OF TEXAS, INC.
                             4400 POST OAK PARKWAY
                              HOUSTON, TEXAS 77027
                                 (713) 235-8800

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This proxy statement is furnished to the shareholders of Southwest Bancorporation of Texas, Inc., a Texas corporation ("the Company"), for solicitation of proxies on behalf of the Board of Directors of the Company for use at the 2003 Annual Meeting of Shareholders ("the Annual Meeting") to be held May 5, 2004, and at any and all adjournments thereof. The purpose of the meeting and the matters to be acted upon are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

     Shares represented at the Annual Meeting by an executed and unrevoked proxy in the form enclosed (or transmitted electronically using the Internet), will be voted in accordance with the instructions contained therein. If no instructions are given on an executed and returned form of proxy, the proxies intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the shareholders as set forth herein, and in accordance with their best judgment on any other matter that may properly come before the Annual Meeting.

     The cost of this solicitation of proxies is being borne by the Company. Solicitations will be made only by the use of the mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls, without being paid additional compensation for such services. Brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the common stock, par value $1.00 per share, of the Company ("Common Stock") held of record by such persons, and the Company will reimburse them for their reasonable expenses incurred in doing so.

     The Company's Annual Report to Shareholders, including financial statements, for the year ended December 31, 2003, accompanies but does not constitute part of this proxy statement.

     The mailing to shareholders of this proxy statement and the enclosed proxy commenced on or about April 1, 2004.

                        VOTING SHARES AND VOTING RIGHTS

     Only holders of record of Common Stock at the close of business on March 25, 2004, are entitled to vote at the Annual Meeting and any adjournments or postponements thereof. At March 11, 2004, there were outstanding 34,296,100 shares of Common Stock, which is the only outstanding class of voting securities of the Company. A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each holder of Common Stock shall have one vote for each share of Common Stock registered, on the record date, in such holder's name on the books of the Company.

     Any proxy given by a shareholder may be revoked by such shareholder at any time before it is exercised by submitting to the Secretary of the Company a duly completed proxy (in written or electronic form) bearing a later date, delivering to the Secretary of the Company a written notice of revocation, or attending the Annual Meeting and voting in person.

     A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director. The four Class II nominees receiving the highest number of votes cast by the holders of Common Stock will be elected as directors. There will be no cumulative voting in the election of directors. Although there are five directors of Class II, one is retiring and no other person has been nominated to replace him. The remaining directors of Class II have been nominated for re-election.

     Abstentions and broker non-votes will have no effect on the outcome of the election of directors, assuming a quorum is present or represented by proxy at the Annual Meeting. With respect to all other matters, abstentions will have the same legal effect as a vote against such matters, and broker non-votes will have no effect on such matters. A broker non-vote occurs if a broker or other nominee holder of shares does not have discretionary authority and has not received voting instructions with respect to a particular matter.

                                    ITEM 1.

                             ELECTION OF DIRECTORS

     Four directors are to be elected at the Annual Meeting. Ernest H. Cockrell, Fred B. Lummis, Paul B. Murphy, Jr., and Thomas F. Soriero, Sr. have been nominated for re-election to four of the five expiring Class II positions on the Board of Directors. In accordance with the retirement policy specified in the Company's Corporate Governance Guidelines, Adolph A. Pfeffer, Jr. is not standing for re-election. If elected, the Class II directors will hold office until the 2007 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified or until their earlier resignation or removal. The Class III directors and the Class I directors, respectively, hold office until the 2005 and 2006 Annual Meetings of Shareholders. The Class III directors are Carin M. Barth, Paul W. Hobby, John W. Johnson, Walter E. Johnson, and Wilhelmina E. Robertson. The Class I directors are John B. Brock III, J. David Heaney, Andres Palandjoglou, Stanley D. Stearns, and Barry M. Lewis.

     Although the Board of Directors knows of no reason that any of these nominees might be unable or refuse to accept nomination or election, if such situation arises, the persons named in the proxy have the right to use their discretion to vote for a substitute nominee or nominees designated by the Board of Directors. All of the nominees have consented to being named herein and to serve if elected.

     The names and ages of the Company's continuing directors and executive officers, including the four nominees for election to the Class II positions on the Board of Directors, the principal occupation or employment of each of them during the past five years and at present, the name and principal business of the corporation or other organization, if any, in which such occupation or employment is or was carried on, directorships of other public companies or investment companies held by them, and the period during which the directors have served in that capacity with the Company are set forth below. All of the directors of the Company, except Mr. Palandjoglou, are also directors of the Company's subsidiary bank, Southwest Bank of Texas National Association ("the Bank"), and all the directors live in the metropolitan area of Houston, Texas. Because the Bank was founded prior to the Company, the biographical information following the summary table below includes the date that each director first joined the Board of the Bank.

                                                                                COMPANY      BANK
                                                                                DIRECTOR   DIRECTOR
NAME                                           POSITION                   AGE    SINCE      SINCE
----                                           --------                   ---   --------   --------
Carin M. Barth..............  Director                                    41      2003       2001
John B. Brock III...........  Director                                    71      1996       1992
Ernest H. Cockrell*.........  Director                                    58      1996       1982
J. David Heaney.............  Director                                    55      1997       1990
Paul W. Hobby...............  Director                                    43      2002       2002
John W. Johnson.............  Director                                    59      1996       1982
Walter E. Johnson...........  Director, Chairman of the Boards of the     68      1996       1990
                              Company and the Bank
Barry M. Lewis..............  Director                                    67      2003       1995
Fred R. Lummis*.............  Director                                    50      2001       2001
Paul B. Murphy, Jr.*........  Director, Chief Executive Officer of the    44      1996       1994
                              Company and the Bank

                                                                                COMPANY      BANK
                                                                                DIRECTOR   DIRECTOR
NAME                                           POSITION                   AGE    SINCE      SINCE
----                                           --------                   ---   --------   --------
Andres Palandjoglou.........  Director                                    56      1996         --
Wilhelmina E. Robertson.....  Director                                    57      1996       1982
Thomas F. Soriero, Sr.*.....  Director                                    62      2003       1982
Stanley D. Stearns, Jr. ....  Director                                    61      1997       1997
Joseph H. Argue III.........  Executive Vice President of the Company     55        --
                              and the Bank
Laurence L. Lehman III......  Senior Vice President and Controller of     43        --
                              the Company and the Bank
Scott J. McLean.............  President of the Company and the Bank       47        --
Randall E. Meyer............  Executive Vice President and Chief          58        --
                              Financial Officer of the Company and the
                              Bank
P. Allan Port...............  Executive Vice President, General Counsel   61        --
                              and Secretary of the Company and the Bank
Steve D. Stephens...........  Executive Vice President of the Company     44        --
                              and the Bank
W. Lane Ward................  Vice Chairman of the Company and the Bank   55        --
                              and Chairman of Mitchell Mortgage Company,
                              L.L.C.

---------------

* Nominee for election at Annual Meeting.

(CM BARTH PHOTO)              Carin M. Barth.  Ms. Barth joined the Bank as a
                              director in 2001. She is president of LB Capital, Inc., a private equity investment firm she co-founded in 1987. Ms. Barth holds a BS from the University of Alabama and an MBA from the Owen
                              Graduate School of Management at Vanderbilt
                              University. During 2003, she was chairman of the board of UniPure Corporation. She is a member of the Investment Committee of the City of Houston, the board of directors for The Ronald McDonald
                              House of Houston, the Texas Tech University Board of Regents, the board of trustees of the Oncology
                              Services Endowment Foundation, and the board of governors of the Houston Forum Club.

(JOHN BROCK III PHOTO)        John B. Brock III.  Mr. Brock became a director of
                              the Bank in 1991. He is past chairman and former director of Ocean Energy, Inc. ("OEI"), a New York
                              Stock Exchange oil and gas company. He stepped down from active management of OEI in March 1999 when OEI merged with Seagull Energy. He ceased being a director when OEI merged with Devon Energy in April 2003. He had been chairman of the board of OEI since March 27, 1998, when OEI merged with United Meridian Corporation ("UMC"), prior to which he had been Chief Executive Officer of UMC since February 1992, chairman of the board since
                              May 1995, and a director since November 1989. Mr.
                              Brock served as the President and Chief Operating
                              Officer of UMC from November 1989 to February
                              1992. Mr. Brock is a member of the All-American
                              Wildcatters' Association, past president and director of the Houston Producers' Forum, and a director of St. Luke's Episcopal Hospital and of St. Luke's Episcopal Health Systems.

(ERNEST H. COCKRELL PHOTO)    Ernest H. Cockrell.  Mr. Cockrell became a
                              director of the Bank in 1982. Mr. Cockrell holds a BS in Engineering and an MBA from the University of Texas at Austin and is involved in ranching, farming, and investments. He is chairman of Cockrell Interests, a private investment company.
                              He is a member of the All-American Wildcatters'
                              Association and is past Chairman of the Houston chapter of the Young Presidents' Organization. Mr.
                              Cockrell is also President of The Cockrell
                              Foundation, a private charitable corporation which supports many Texas charities. He serves on the board of directors and executive committee and is Vice Chairman of The Methodist Hospital System,
                              Houston, and on the board of visitors and is Vice
                              Chairman of the University of Texas M.D. Anderson
                              Hospital, Houston. He is a former chairman of the board of trustees of the Houston Museum of Natural
                              Science, of the Sam Houston Area Council of the
                              Boy Scouts of America, and of The University of
                              Texas College of Engineering Foundation Advisory
                              Council.

(J. DAVID HEANEY PHOTO)       J. David Heaney.  Mr. Heaney became a director of
                              the Bank in 1990. He is a co-founder of Heaney
                              Rosenthal Inc., a private investment company, and serves as its Chairman. In 1986, Mr. Heaney was one of the founders of Sterling Chemicals, Inc.
                              ("Sterling"), which later became a public company traded on the New York Stock Exchange. During his eight years with Sterling, Mr. Heaney served as Sterling's Administrative Vice President, and later as Chief Financial Officer. Prior to joining
                              Sterling in 1986, Mr. Heaney was a partner in the Houston law firm Bracewell & Patterson, specializing in business transactions. Mr. Heaney holds JD and BBA degrees from the University of Texas.

(PAUL W. HOBBY PHOTO)         Paul W. Hobby.  Mr. Hobby was elected a director
                              of the Bank in 2002. Since 2000, he has served as Chairman of Genesis Park, a Houston-based private equity business specializing in technology and communications investments. He also serves as a director of publicly traded companies EGL, Inc.
                              and Stewart Information Services Corporation, and as Chairman of CapRock Services, Inc., the largest satellite communications provider to the global energy business. He is the former Chairman and Chief Executive Officer of Hobby Media Services,
                              Inc., a private investment vehicle for traditional and new media investments, and the former chairman of Columbine JDS Systems, Inc. He is a former
                              Chief of Staff for Lieutenant Governor Bob Bullock and former Assistant United States Attorney for the Southern District of Texas. He is a member of the University of Texas Development Board and a member of the board of trustees, College of Arts &
                              Sciences, University of Virginia. He also serves on the boards of directors of various civic, charitable, and professional associations. He holds a BA from the University of Virginia and a Doctor of Jurisprudence from the University of Texas School of Law.

(JOHN W. JOHNSON PHOTO)       John W. Johnson.  Mr. Johnson became a director
                              and chairman of the Board of the Bank in 1982 and served in that capacity until 1996, when he was named chairman of the Bank's Executive Committee.
                              For more than five years, he has been chairman of Permian Mud Service, Inc., an oil field service company with several active subsidiaries, including Champion Technologies, Inc., Densimix,
                              Inc., and Johnson & Lindley, Inc. He is a former chairman of the board of trustees of St. John's
                              School and the Houston Museum of Natural Science and was named in 2000 by Governor George W. Bush to serve as chairman of the Texas Transportation
                              Commission. Mr. Johnson received a BE degree from Vanderbilt University in 1968. Mr. Johnson is not related to Walter E. Johnson.

(WALTER E. JOHNSON PHOTO)     Walter E. Johnson.  Mr. Johnson is chairman of the
                              Boards of the Bank and the Company. He joined the Bank and managed its reorganization in 1990. Prior to joining the Bank, he was CEO/President of Allied Bank of Texas for 18 years before it was sold to First Interstate. He is a director of Kirby Corporation, a New York Stock Exchange marine transportation company. He is actively involved in numerous Houston charities and is currently Chairman of the Sam Houston Area Council of the Boy Scouts of America.

(B.M. LEWIS PHOTO)            Barry M. Lewis.  Mr. Lewis became a director of
                              the Bank in 1995. Mr. Lewis has made real estate and venture capital investments since 1985 and in 1989 founded Goldeneye, Inc. in which to further those activities. He is a director and past board president of The Emery/Weiner School and past president of the Jewish Federation of Greater
                              Houston. Mr. Lewis is on the Development Board of the University of Texas-Health Science
                              Center-Houston and serves as a director of Communities in Schools-Houston. Mr. Lewis holds a
                              BBA degree from Tulane University.

(FRED R. LUMMIS PHOTO)              Fred R. Lummis.  Mr. Lummis became a
                                    director of the Bank in 2001. Mr. Lummis has been Managing Director of The CapStreet
                                    Group, LLC, a private equity business, since
                                    1990. He was chairman and Chief Executive
                                    Officer of Advantage Outdoor Company
                                    (outdoor advertising) from 1998 to 2000 and Chairman and Chief Executive Officer of
                                    American Tower Corporation (wireless
                                    communications) from 1994 to 1998. He holds a BA degree in economics from Vanderbilt
                                    University and a MBA degree from the
                                    University of Texas at Austin. He is also a director of American Tower Corporation and Baylor College of Medicine.

(PAUL B. MURPHY, JR. PHOTO)         Paul B. Murphy, Jr.  Mr. Murphy joined the
                                    Bank in January 1990 as an Executive Vice
                                    President, was elected a director in 1994,
                                    became President in 1996 and acquired the
                                    title of Chief Executive Officer in January
                                    2000. Mr. Murphy began his banking career
                                    with Allied Bank of Texas in 1981. He
                                    received his BS degree from Mississippi
                                    State University and his MBA from the
                                    University of Texas at Austin. He is
                                    involved in numerous civic and community
                                    organizations including Young Presidents
                                    Organization and the Governor's Business
                                    Council, board of trustees of Children's
                                    Museum of Houston-past president, and is a
                                    director of St. Luke's Episcopal Health Care
                                    System and the Greater Houston Community
(ANDRES PALANDJOGLOU PHOTO)         Foundation.
                                    Andres Palandjoglou. Mr. Palandjoglou has been an advisory director of the Bank since
                                    1990. For more than five years, he has been President of Rio Largo, Inc., a company involved in real estate investments and, as a partner in Memorial Builders, in the development of residential subdivisions and the construction of custom homes. Also, Mr.
                                    Palandjoglou is involved in textile
                                    manufacturing and ranching in Argentina. He is a member of the Greater Houston Builders
                                    Association.

(ADOLPH A. PFEFFER, JR PHOTO)       Adolph A. Pfeffer, Jr.  Mr. Pfeffer became a
                                    director of the Bank in 1997. He was an
                                    organizing director of Pinemont Bank in
                                    1960, and served on its board of directors, the last 20 years as chairman of the Board, until its merger with the Bank in 1997. Mr.
                                    Pfeffer has been involved in farming,
                                    ranching, real estate, and investment
                                    activities for more than five years. He is a director of the Gillson-Longenbaugh
                                    Foundation. Mr. Pfeffer is retiring from the Board of Directors as of the date of the Annual Meeting.

(WILHELMINA E. ROBERTSON PHOTO)     Wilhelmina E. Robertson.  Ms. Robertson has
                                    been a director of the Bank since 1982.
                                    Since 1980, she has been president of
                                    Westview Development, Inc. (real estate
                                    development) and Cockspur, Inc. and a
                                    partner in various investment ventures. She serves on the board of the Greater Houston
                                    Partnership, Houston's chamber organization.
                                    She is chair of the board of the Cullen
                                    Trust for Health Care, past chair of the board of the University of Houston System, and board member of The Cullen Foundation, the Greater Houston Community Foundation,
                                    U.T. Health Science Center Development
                                    Board, The Museum of Fine Arts, Houston, Bat
                                    Conservation International, and Neuhaus
                                    Education Center.

(THOMAS F. SORIERO, SR. PHOTO)
                                    Thomas F. Soriero, Sr. Mr. Soriero became a director of the Bank in 1982. Mr. Soriero was the founder and president of Soriero & Company, an insurance brokerage firm specializing in the insurances for the oil industry. In 1986, Soriero & Company merged with AON Risk Services, where Mr. Soriero was Executive Vice President until his retirement in 2000. Mr. Soriero was an underwriting member at Lloyd's of London during his insurance career. He is a past director of the Houston Museum of Natural Science and of the Coronado Club in Houston. Since his retirement, Mr. Soriero has been a private investor and owner of Bar None Ranch. Mr. Soriero received a BBA degree from The University of Texas.
(STANLEY D. STEARNS, JR PHOTO)
                                    Stanley D. Stearns, Jr. Mr. Stearns became a director of the Bank in 1997, prior to which time he had served as a director of Pinemont Bank since 1993. Since June 1968, he has been President of Valco Instruments Co., Inc., a manufacturer of sampling and flow switching valves for gas and liquid chromatography and gas analysis instrumentation. Mr. Stearns holds a BS degree from Florida State University, with graduate studies in chemistry, and is the holder of numerous patents and author of numerous articles in the analytical instrumentation field. He is former director and chairman of the Spring Branch Association.

EXECUTIVE OFFICERS:

     Joseph H. Argue III. Mr. Argue joined the Company and the Bank in April 1997 as Executive Vice President of the Company and Executive Vice President of the Bank's lending division. He has 31 years of banking and lending experience, including Wells Fargo Bank (Texas), N.A., First Interstate Bank of Texas, N.A., and Allied Bank of Texas. He is Chief Lending Officer and oversees the lending areas of Commercial, Real Estate, Energy, International, and Private Banking, as well as Treasury Management. He has both BBA and MBA degrees from Stephen F. Austin State University.

     Laurence L. Lehman III. Mr. Lehman joined the Bank as Assistant Vice President in 1994. He was promoted to Vice President and Manager of Financial Reporting in 1998 and Senior Vice President and Controller in 2003. He has 20 years of banking experience, including service with Compass Bank (Texas), Bank of America (Texas), and their respective successor companies. He graduated from Texas A&M University with a BBA in Accounting in 1983 and is a Certified Public Accountant. He is active in the Houston Livestock Show and Rodeo and St. Martin's Episcopal Church.

     Scott J. McLean. Mr. McLean joined the Bank in July 2002 as Executive Vice President and was elected President of the Company and the Bank in August 2003. After beginning his banking career with Texas Commerce Bank ("TCB")/JPMorgan Chase in Houston in 1979, he served as CEO of TCB Greenway Plaza, President of TCB Dallas, CEO of TCB El Paso, EVP/Co-Head of Texas Private Bank, Co-Head of Texas Commercial Banking, and finally as President of the Houston Region. Mr. McLean received his BBA at Southern Methodist University and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University. He is involved with many community and civic organizations, has served as chairman of United Way of the Texas Gulf Coast, is a director of Memorial Hermann Hospital System and Sam Houston Area Council of the Boy Scouts of America, and is a member of Young Presidents Organization. While in Dallas and El Paso, Mr. McLean served as chairman of the Dallas United Way Campaign, President of the SMU Alumni Association, chairman of the SMU Annual Giving Campaign, chairman of the Texas Business Hall of Fame, chairman of El Paso Chamber of Commerce and a director of Presbyterian Healthcare System (Dallas), Children's Medical Hospital (Dallas), and Providence Hospital (El Paso).

     Randall E. Meyer. Mr. Meyer has 34 years of banking experience. Prior to joining the Bank as an Executive Vice President in December 1998, he was President of Bank of America-Texas. He became Executive Vice President and Chief Financial Officer of the Bank and the Company in January 2002. Mr. Meyer currently serves on the Economic Development Committee of the Greater Houston Partnership and previously served on the boards of directors or trustees of The Forum Club, American Red Cross (Houston Chapter), Association for Community Television (KUHT-TV), Chinquapin School, the American Bankers Association (Communications Council), Greater Houston Partnership, and Governor's Business Council. He graduated from Yale University with a degree in economics and from Columbia University with a MBA, and is a Certified Public Accountant.

     P. Allan Port. Mr. Port became Executive Vice President and General Counsel of the Bank in September 2002 and was subsequently elected Secretary of the Company and the Bank. He has diversified experience in the private practice of law, most recently with the Texas firm now known as Gardere Wynne Sewell, where he was Managing Partner in Houston. From early 2000 until he joined the Bank, Mr. Port was Executive Vice President-Corporate Development of Orillion Corporation, an international supplier of software systems to the telecommunications industry. He has served as director of many professional and community service organizations and is currently a director of Communities in Schools-Houston and Advisory Director of Child Advocates, Inc. Mr. Port graduated from Yale University and the University of Texas School of Law, following which he served for one year as law clerk to the United States Court of Appeals for the Fifth Circuit.

     Steve D. Stephens. Mr. Stephens has 20 years of commercial lending experience, and is currently in charge of the Bank's regional commercial lending offices. Prior to joining the Bank as an Executive Vice President in 1990, he was Executive Vice President and Manager of Commercial Lending at Texas Commerce Bank Reagan. Mr. Stephens is active in a variety of community organizations, including serving as a director of the Houston Small Business Development Corp., Make A Wish Foundation, Boys and Girls Country, and the Texas Association of Business. He graduated from the University of Houston with a BBA in accounting in 1980.

     W. Lane Ward. Mr. Ward was elected Vice Chairman of the Company and the Bank in 1999. Prior to that time he had served as President and Chief Executive Officer and vice chairman of the board of directors of Fort Bend Holding Corp., parent company of Fort Bend Federal Savings & Loan Association (the "Association") since 1996. Mr. Ward joined the Association in 1978 as Financial Vice President before being promoted to Executive Vice President in 1981 and to President and Chief Operating Officer in 1987. Mr. Ward is also Chairman of Mitchell Mortgage Company, L.L.C. He graduated from the University of Texas at Austin with a BBA in accounting in 1971, and is a Certified Public Accountant. He is active in a variety of community organizations including serving as a trustee for the George Foundation, Polly Ryon Hospital Authority, Polly Ryon Foundation, and Saint John's United Methodist Church.

DIRECTOR INDEPENDENCE

     The Board of Directors has determined, most recently at its meeting on February 4, 2004, that all directors other than Walter E. Johnson and Paul B. Murphy, Jr. are independent within the meaning of the standards for independence included in the Company's Corporate Governance Guidelines and that each of them is an "independent director" as defined in Rule 4200(a)(15) of the NASDAQ Stock Market listing standards and as further defined by recent statutory and rule changes.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The committees of the Board of Directors are as follows: the Audit, Compensation, Governance and Nominating, and Executive and Risk committees.

     During 2003, the Governance and Nominating Committee consisted of Thomas F. Soriero, Sr., its Chairman, Carin M. Barth, John B. Brock III, and Paul W. Hobby. The Governance and Nominating Committee charter charges that committee with performing the duties contemplated for such committees by the Sarbanes-Oxley Act of 2002 ("the S-O Act"), the rules promulgated and proposed pursuant to the S-O Act by the Securities and Exchange Commission ("the SEC"), and the NASDAQ Stock Market listing standards pertaining to corporate governance ("the Rules"). In general, the responsibilities of the Governance and Nominating Committee are to enhance the effectiveness of the Board of Directors, to review and revise the Company's Corporate Governance Guidelines and Code of Conduct and Ethics, to recruit and recommend for election nominees for the Board of Directors, to conduct performance evaluations for the Board and the directors, and to recommend director compensation plans. The Governance and Nominating Committee held two meetings during 2003. The charter of the Governance and Nominating Committee is available on the Company's Web site at http://www.swbanktx.com/corporategovernance/pdf/nominating.pdf.

     Until April 2003, the Audit Committee consisted of J. David Heaney, its Chairman, Carin M. Barth, Wilhelmina E. Robertson, Andres Palandjoglou, and Stanley D. Stearns, Jr.. In April 2003, Ms. Robertson resigned to become a member of the Trust Committee of the Bank Board of Directors and was replaced by Paul W. Hobby. The Audit Committee charter specifies that the Audit Committee has the duties prescribed for audit committees by the S-O Act and the Rules, including overseeing the Company's financial reporting process, the adequacy of its internal controls and the integrity of its financial statements, its compliance with regulatory requirements, and the qualifications, independence, and performance of the independent auditors and the Company's internal audit function. The Committee meets regularly and privately with the independent auditors, the internal auditors, and the Chief Compliance Officer. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held five meetings during 2003. The Board of Directors of the Company has determined that all members of the Audit Committee are financially literate as defined by the Rules and that J. David Heaney, Chairman of the Audit Committee, is an audit committee financial expert as defined by the Rules. The charter of the Audit Committee was attached to the Company's proxy statement dated March 20, 2003 and is available on the Company's Web site at http://www.swbanktx.com/corporategovernance/pdf/charter.pdf.

     During 2003, the Compensation Committee consisted of John B. Brock III, its Chairman, John W. Johnson, J. David Heaney, and Ernest H. Cockrell. The Compensation Committee charter specifies that the Compensation Committee has the duties required of compensation committees by the S-O Act and the Rules. The Compensation Committee administers the Company's stock option plans and makes recommendations to the Board of Directors as to option grants to Company employees under such plans. In addition, the Compensation Committee is responsible for making recommendations to the Board of Directors with respect to the compensation of the Company's executive officers and is responsible for the establishment of policies dealing with various compensation and employee benefit matters for the Company. The Compensation Committee held five meetings during 2003. The report of the Compensation Committee is included in this document at page 17. The charter of the Compensation Committee is available on the Company's Web site at http://www.swbanktx.com/corporategovernance/pdf/compensation.pdf.

     In August 2003, the Executive and Risk Committee of the Bank Board was appointed also as the Executive and Risk Committee of the Company's Board of Directors. In 2003, the members of the Executive and Risk Committee were John W. Johnson, its Chairman, John B. Brock III, Ernest H. Cockrell, J. David Heaney, Walter E. Johnson, Paul B. Murphy, Jr., Andres Palandjoglou, Adolph A. Pfeffer, Wilhelmina E. Robertson, Stanley D. Stearns, Jr., and Barry M. Lewis. The Executive and Risk Committee acts on behalf of the Board of Directors during intervals between its meetings and monitors the Company's and the Bank's process to identify, assess, and manage risks. The Executive and Risk Committee held four meetings during 2003.

     During the year ended December 31, 2003, the Board of Directors held four meetings. In 2003, each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which he or she served.

DIRECTOR COMPENSATION

     During 2002, directors were awarded stock options under the Company's 1996 Stock Option Plan. Directors were awarded options for attendance and participation at monthly directors' meetings and, additionally, for introducing legitimate business prospects to the Company. Options to purchase 33,150 shares were granted in 2003 for the 2002 calendar year with an exercise price of $29.08 per share and options for 43,950 shares were granted in 2002 for the 2001 calendar year with an exercise price of $30.46 per share.

     At its meeting in January 2003, the Board of Directors, at the recommendation of the Governance and Nominating Committee, altered the prior plan for director compensation, in light of the amounts being paid by comparable enterprises and the increased responsibility of and time demands on directors occasioned by the S-O Act and the Rules. Each director receives an annual retainer in the amount of $10,000, plus $3,000 for each regular Board meeting attended. Four meetings of the Board of Directors of the Company occurred during 2003. The committee chairpersons receive annual stipends for their service in the following amounts, which were fixed according to the relative workloads to be borne by each committee:

Audit Committee.............................................  $25,000
Compensation Committee......................................  $20,000
Governance and Nominating Committee.........................  $20,000
Executive and Risk Committee................................  $25,000

     The directors who serve as chairpersons of committees of the Bank Board also receive special stipends for such service. The members of each committee of the Bank Board and the Board of Directors receive $1,000 for each regularly scheduled committee meeting attended, except that the members of the Audit Committee are paid $1,500 for each meeting attended. No meeting fees are paid for specially called meetings. Members of the Audit Committee are compensated for up to eight regular meetings each year and the members of the remaining committees are compensated for up to four meetings each year. Committee members are not compensated for additional meetings, even though they may be held.

     In November 2001, the directors of the Company approved and adopted the Non-Employee Directors Deferred Fee Plan ("the Directors Plan"), pursuant to which each director of the Company and each director of the Bank may elect to defer receipt of all or one-half of his compensation for serving as a director, committee member or committee chairman for a period of time selected by the director that terminates no later than the date he ceases to be a director. The deferred amounts credited to his account during each calendar quarter are deemed to be invested in a number of shares of Common Stock determined by dividing the amount of the director's compensation deferred for that quarter by the closing sale price of the Common Stock reported by NASDAQ on the last trading day of the quarter and multiplying that result by 1.25.

     A total of 25,000 shares of Common Stock were initially reserved for issuance under the Directors Plan. In November 2003 the Company's Board of Directors amended the Directors Plan to provide that a total of 125,000 shares of Common Stock may be issued under the terms of the Directors Plan and to make other technical amendments. All such amendments were expressly made subject to approval of the Company's shareholders. See "Item 2. Approval of Amendments to Directors Plan." All of the directors elected to defer either one-half or all of their compensation under the Directors Plan with respect to both 2003 and 2004.

OTHER CORPORATE GOVERNANCE MATTERS

     At its meeting in January 2003, the Board of Directors adopted new charters of the committees of the Board of Directors, which impose on those committees the duties contemplated by the S-O Act and the Rules. In addition, the Board of Directors adopted a revised Code of Conduct and Ethics, which is applicable to all directors and employees of the Company and the Bank and which includes a code of ethics for its principal executive officers and its principal financial officers. The Code of Conduct and Ethics is available on the Company's Web site at http://www.swbanktx.com/corporategovernance/conduct.asp. The Board of Directors also adopted new Corporate Governance Guidelines, which are available on the Company's Web site at http://www.swbanktx.com/corporategovernance/guidelines.asp. During 2003, the Company established new procedures for the receipt, retention, and treatment of reports of violations of the Code of Conduct and Ethics and complaints regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company engages a third party service that provides an anonymous Web-based and telephone accessible reporting capability. Reports made through this system are forwarded confidentially to the Company's General Counsel and Internal Auditor for investigation and handling.

EXECUTIVE SESSIONS OF THE COMPANY'S BOARD OF DIRECTORS

     Executive sessions of the independent directors of the Company and the Bank are held at the conclusion of each regular meeting of the Board of Directors. The sessions are chaired by the Chairman of the Executive and Risk Committee.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Individuals may communicate with the Company's Board of Directors, in care of the Secretary of the Company, by addressing an e-mail to aport@swbanktx.com or a letter to "Corporate Secretary, Southwest Bancorporation of Texas, Inc., 4400 Post Oak Parkway, Houston, Texas 77027." Any such communication will be forwarded to the Chairman of the Executive and Risk Committee or to another individual director to whose attention it appears appropriate. The Corporate Secretary is also the General Counsel of the Company and he may respond directly to the communication. Communications received by the Corporate Secretary in an envelope marked "confidential" and addressed to the Board of Directors, a committee, or an individual director will be forwarded to the appropriate addressee on a confidential basis without being opened. In addition, the Board of Directors normally meets on the day of the annual meeting of shareholders and most directors attend that meeting. No less than twelve of the Company's fifteen directors attended the annual meeting in 2003.

NOMINATION OF DIRECTORS

     The Governance and Nominating Committee is responsible for identifying and recruiting candidates for director and recommending candidates for nomination by the Board of Directors. The Governance and Nominating Committee has determined, as a matter of policy, that it will consider director candidates recommended by the Company's shareholders and that such recommendations should be submitted in writing, with a description of the recommended candidate's qualifications, including those pertinent to the factors listed below, to the Corporate Secretary of the Company in the manner specified in the preceding paragraph. The Governance and Nominating Committee has also determined that, in considering director candidates, it will take into consideration a number of factors, including the candidate's (a) independence from management, (b) age, gender, and ethnic background, (c) relevant business experience, (d) reputation in the social and business communities in which the Bank does business, (e) judgment and integrity, (f) current commitments to other business and potential conflicts of interest, (g) corporate governance sophistication, and (h) suitability for service on the Company's major committees, including the Audit, Compensation, and Governance and Nominating committees.

     Under the Company's by-laws, nominations for director may be made only by or at the direction of the Board of Directors or by a shareholder of record entitled to vote. In order for a shareholder to make a nomination to be considered at an annual meeting of the shareholders of the Company, the shareholder must deliver notice to the Secretary of the Company at its principal executive offices not later than the close of business on the 70th day prior to the anniversary date of the immediately preceding annual meeting setting forth the information required by the Company's by-laws. For the Company's annual meeting in 2005, a shareholder's notice must be received by February 24, 2005. The full text of the relevant by-law provision may be obtained by contacting the Corporate Secretary of the Company in the manner specified in the preceding section.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR NAMED HEREIN.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of January 31, 2004, by (i) each director and nominee for director, (ii) each of the Named Executives (as defined under "Executive Compensation"), (iii) all directors and executive officers as a group, and (iv) the persons known by the Company to own beneficially 5% or more of the Company's Common Stock. Unless otherwise indicated, each person has sole voting and dispositive power over the shares indicated as owned by such person. Shares under the column entitled "Phantom Shares" are the number of units credited to the directors pursuant to the Directors Plan. See "Director Compensation."

                                      SHARES OF     OPTIONS EXERCISABLE               TOTAL            PERCENTAGE
                                     COMMON STOCK    WITHIN 60 DAYS OF    PHANTOM   NUMBER OF         BENEFICIALLY
                                      01/31/2004        01/31/2004        SHARES     SHARES              OWNED
                                     ------------   -------------------   -------   ---------         ------------
Carin M. Barth.....................        250              1,750          1,825        3,825                *
John B. Brock III..................     64,000             19,300          3,280       86,580                *
Ernest H. Cockrell.................    874,848             13,100          1,481      889,429(1)           2.6%
J. David Heaney....................     77,729             18,300          3,816       99,845(2)             *
Paul W. Hobby......................        500              1,000            662        2,162                *
John W. Johnson....................    240,000            114,200          1,993      356,193(3)             *
Walter E. Johnson..................     95,118              3,600              0       98,718(4)             *
Barry M. Lewis.....................     31,920             20,600          2,552       55,072                *
Fred R. Lummis.....................      1,000              1,800          1,464        4,264                *
Paul B. Murphy, Jr.................     92,240            200,100              0      292,340(5)             *
Andres Palandjoglou................     17,750             31,050          1,711       50,511                *
Adolph A. Pfeffer, Jr..............    558,056             21,700          1,821      581,577(6)           1.7%
Wilhelmina E. Robertson............    432,170             26,850          1,749      460,769(7)           1.3%
Thomas F. Soriero, Sr..............     20,272             11,747          1,635       33,654                *
Stanley D. Stearns, Jr.............    345,634             10,850          1,728      358,212              1.0%
Joseph H. Argue III................     21,463             83,500              0      104,963(8)             *
Steve D. Stephens..................     10,706             39,800              0       50,506(9)             *
Scott J. McLean....................     13,942                  0              0       13,942                *
Directors & executive officers as a
  group............................                                                 3,701,012(10)         10.8%

OVER 5% BENEFICIAL OWNERS
Robert C. McNair...................                                                 2,374,646(11)          6.9%
  4400 Post Oak Parkway, Suite 1400
  Houston, Texas 77027

Westfield Capital Management
  Company..........................                                                 2,532,791(12)          7.4%
  One Financial Center, 23rd Floor
  Boston, Massachusetts 02111-2621

---------------

  *  Does not exceed 1.0%.

 (1) Includes 874,848 shares held by family partnerships. Mr. Cockrell's interest in these family partnerships is approximately 50%.

 (2) Includes 42,457 shares owned by Mr. Heaney's wife and 12,000 shares held in trust for the benefit of his two children.

 (3) Includes 45,000 shares held in trust for the benefit of his children and an additional 45,000 shares held by a family partnership. Mr. Johnson's interest in the family partnership is approximately 21%.

 (4) Includes 19,968 shares held by the Company's 401(k) plan, 5,250 shares held by Walter E. Johnson's wife, and 6,000 shares held in a managed account.

 (5) Includes 7,007 shares held by the Company's 401(k) plan, 53,108 restricted shares which are subject to forfeiture restrictions that lapse over the next three years, and 8,161 shares which were sold subsequent to January 31, 2004.

 (6) Includes 529,948 shares held in family partnerships, 7,268 shares held by trustee, and 20,840 shares owned by Mr. Pfeffer's wife.

 (7) Includes 325,270 shares held in trust.

 (8) Includes 10,631 shares held by the Company's 401(k) plan and 1,500 shares held in trust for a child.

 (9) Includes 898 shares held by the Company's 401(k) plan.

(10) Includes 47,100 shares held by the Company's 401(k) plan.

(11) Mr. McNair shares voting and dispositive power with respect to 2,037,346 of such shares and disclaims any beneficial interest in 337,300 of those shares, which are held by an educational foundation of which he is Chairman of the Board of Trustees.

(12) These securities are owned by various individual and institutional investors for which Westfield Capital Management Company ("Westfield") serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Westfield is deemed to be a beneficial owner of such securities; however, Westfield expressly disclaims that it is, in fact, the beneficial owner of such securities.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer, each of the four other most highly compensated executive officers of the Company ("the Named Executives") for the fiscal years ended December 31, 2003, 2002, and 2001. Unless otherwise noted, all positions are held with the Company and the Bank.

                                                                                LONG TERM COMPENSATION
                                               ANNUAL COMPENSATION            --------------------------
                                      -------------------------------------   RESTRICTED     SECURITIES
NAME AND                                                     OTHER ANNUAL        STOCK       UNDERLYING       ALL OTHER
PRINCIPAL POSITION             YEAR    SALARY     BONUS     COMPENSATION(1)   AWARD(S)($)    OPTIONS(#)    COMPENSATION(2)
------------------             ----   --------   --------   ---------------   -----------   ------------   ---------------
Paul B. Murphy, Jr. .........  2003   $368,750   $200,000       $12,544       $  194,250(3)    15,900          $10,031
  Chief Executive Officer      2002    350,000    285,000        11,933        1,670,980(4)    71,800           22,000
                               2001    350,000    300,000        11,659          250,303(5)    21,350           20,500
Walter E. Johnson............  2003    312,885    175,000        14,331               --       15,900            6,106
  Chairman                     2002    400,000    285,000         9,821               --       21,800           22,000
                               2001    400,000    300,000        15,634               --       21,350           20,000
Scott J. McLean..............  2003    270,833    175,000        11,453          194,250(3)    15,000            9,290
  President                    2002    114,583     74,000         4,775          288,100(4)    35,000            3,125
                               2001         --         --            --               --           --               --
Joseph H. Argue III..........  2003    218,750    115,000        17,722          116,550(3)    10,000            5,625
  Executive Vice President     2002    200,000    135,000        16,605           86,430(4)    10,000           10,000
                               2001    197,917    125,000        17,639           95,351(5)    10,000            8,500
Steve D. Stephens............  2003    205,000     97,500         7,613          116,500(3)    10,000            7,634
  Executive Vice President     2002    190,000    100,000         8,575           72,025(4)     7,000           10,000
                               2001    188,083     86,450         7,400           90,598(5)    10,000            8,500

---------------

(1) Perquisites and other personal benefits paid to each of the Named Executives in each instance aggregated less than $50,000.

(2) These amounts include contributions by the Company to the Company's 401(k) Plan. The amounts for each of Messrs. Johnson and Murphy also include directors fees of $0, $6,300, and $12,000 for the years ended 2003, 2002, and 2001, respectively.

(3) Represents the number of shares of restricted stock awarded multiplied by $38.85, the closing price of the Common stock on December 31, 2003. The awards are subject to forfeiture restrictions that lapse as to 40% of the shares on December 31, 2004, and 20% of the shares on December 31, 2005, December 31, 2006, and December 31, 2007.

(4) Represents the number of shares of restricted stock awarded multiplied by $28.81, the closing price of the Company's Common Stock on December 31, 2002. The stock awards to Messrs. Argue, McLean, and Stephens and 8,000 of the 58,000 shares awarded to Mr. Murphy are subject to forfeiture restrictions that lapsed as to 40% of the shares on December 31, 2003, and will lapse as to 20% of the shares on each of December 31, 2004, December 31, 2005, and December 31, 2006. The remaining 50,000 shares awarded to Mr. Murphy are subject to forfeiture restrictions that lapsed as to 20% of the shares on June 4, 2003, and will lapse as to 20% of the shares each year thereafter until June 4, 2007.

(5) Represents the number of shares of restricted stock awarded multiplied by $30.27, the closing price of the Common Stock on December 31, 2001. The awards are subject to forfeiture restrictions that lapsed as to 60% of the shares on December 31, 2003, and will lapse as to 20% of the shares on each of December 31, 2004 and December 31, 2005.

OPTION GRANTS DURING 2003

     The following table contains information concerning the grant of stock options to the Named Executives during fiscal year 2003.

                                                                                            POTENTIAL REALIZABLE
                                                      % OF TOTAL                              VALUE AT ASSUMED
                                        NUMBER OF      OPTIONS                              ANNUAL RATES OF STOCK
                                       SECURITIES     GRANTED TO                             PRICE APPRECIATION
                                       UNDERLYING    EMPLOYEES IN   EXERCISE                 FOR OPTION TERM(1)
                                         OPTIONS     FISCAL YEAR     PRICE     EXPIRATION   ---------------------
NAME                                   GRANTED (#)       2003        ($/SH)       DATE        5%($)      10%($)
----                                   -----------   ------------   --------   ----------   ---------   ---------
Walter E. Johnson....................       900           0.15%      $29.08     1/2/2013       16,464      41,716
                                         15,000           2.42%      $30.52    6/25/2013      287,908     729,615
Paul B. Murphy, Jr. .................       900           0.15%      $29.08     1/2/2013       16,459      41,711
                                         15,000           2.42%      $30.52    6/25/2013      287,908     729,615
Scott J. McLean......................    15,000           2.42%      $30.52    6/25/2013      287,908     729,615
Joseph H. Argue III..................    10,000           1.62%      $30.52    6/25/2013      191,939     486,410
Steve D. Stephens....................    10,000           1.62%      $30.52    6/25/2013      191,939     486,410

---------------

(1) The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by the SEC and are not intended to forecast future appreciation of the Company's Common Stock.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth certain information concerning option exercises during the year ended December 31, 2003 by the Named Executives and the value of unexercised options held by each of the Named Executives at December 31, 2003.

                                                                    NUMBER OF                     VALUE OF
                                                              SECURITIES UNDERLYING              UNEXERCISED
                                                               UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                              SHARES                          AT DECEMBER 31, 2003         AT DECEMBER 31, 2003(3)
                             ACQUIRED      VALUE           ---------------------------   ---------------------------
NAME                        ON EXERCISE   REALIZED         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------         -----------   -------------   -----------   -------------
Walter E. Johnson.........        n/a          n/a            65,210         41,000      $1,651,543      $676,310
Paul B. Murphy, Jr. ......        n/a          n/a           181,050        106,000       4,888,860     1,017,560
Scott J. McLean...........        n/a          n/a                --         50,000              --       312,350
Joseph H. Argue III.......      5,500     $142,963(1)(2)      73,500         32,000       1,940,769       417,960
Steve D. Stephens.........      8,000     $     --(2)         34,000         28,000         811,440       340,660

---------------

(1) The "value realized" represents the difference between the exercise price of the option shares and the market price of the option shares on the date of exercise without considering any taxes that may have been owed.

(2) The exercise of 500 Incentive Stock Options for Mr. Argue and 8,000 Incentive Stock Option for Mr. Stephens was for cash. Stock was not sold.

(3) The value is based on $38.895 per share, which was the average of the high and low price reported on the NASDAQ Stock Market on December 31, 2003.

EMPLOYMENT AGREEMENTS

     Paul B. Murphy, Jr., Scott J. McLean, Joseph H. Argue III, and Steve D. Stephens have entered into change in control agreements with the Company. Each agreement is for a term of three years and automatically renews each year absent notice to the contrary from the Company. Each agreement provides that upon the occurrence of a change in control, (i) the agreement is converted into a three-year employment agreement, which provides for a minimum annual compensation equal to the employee's current base salary plus the highest annual cash bonus paid to the employee during the three preceding years, (ii) all stock options held by the employee become fully exercisable (regardless of whether then vested), and (iii) all restrictions on any restricted stock granted to the employee shall lapse. Such change in control agreements also provide that if the employee is thereafter terminated without cause or the employee terminates his or her employment as a result of the employer's breach of the agreement, the employee shall be entitled to receive from the Company a lump-sum severance payment equal to the compensation payable under such agreement for the remainder of its three-year term.

     On October 28, 1999, the Company entered into an employment agreement with Walter E. Johnson, which provided for an annual salary of $400,000 commencing January 1, 2000 through his 65th birthday, on February 17, 2001. The contract was amended to extend his annual salary of $400,000 through February 17, 2003. Thereafter, he receives an annual salary of $300,000 until his 70th birthday, on February 17, 2006, at which time the contract terminates, unless terminated earlier pursuant to death, disability, cause, or voluntary termination by Mr. Johnson. Each year of the contract term he is entitled to receive a cash bonus of up to 60% of his annual salary, determined on a discretionary basis by the Compensation Committee of the Board of Directors using the same criteria as that used for other senior executives of the Company. The Company has also agreed to maintain a $3,031,481 "second to die" life insurance policy on Mr. Johnson and his spouse and a $4,000,000 "ten-year" term life insurance policy on Mr. Johnson until termination of the contract. As a condition to the Company's entering into this employment agreement, Mr. Johnson agreed to terminate his change in control agreement with the Company, which had the same terms as the change in control agreements described in the preceding paragraph.

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

     Many of the directors and executive officers of the Company and their associates, which include corpora-tions, partnerships, and other organizations in which they are officers or partners or in which they and their immediate families have at least a 5% interest, are customers of the Bank. During 2003, the Bank made loans in the ordinary course of business to certain directors and certain executive officers of the Company and their associates, all of which the Company believes were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with the Company and did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to directors, executive officers, and principal shareholders of the Company (i.e., those who own 10% or more of the outstanding shares of Common Stock) are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of credit by the Bank to executive officers, directors, and principal shareholders satisfy the foregoing standards. On December 31, 2003, all of such term loans aggregated $59.2 million and the total revolving lines of credit aggregated $78.3 million. The Company expects to have such transactions or transactions on a similar basis with its directors, executive officers, and principal shareholders and their associates in the future.

     On November 22, 1999, the Bank executed a commitment to invest a total of $2,000,000 in CapStreet II, L.P., a $330,000,000 private equity fund sponsored and controlled by The CapStreet Group, LLP, a private investment company founded by Fred R. Lummis. Mr. Lummis is the Managing Director of and a partner in The CapStreet Group, LLP. The Bank has made capital contributions to the fund aggregating $1,406,394.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% stockholders were complied with during the year ended December 31, 2003, except that Willie Alexander made one late filing and John B. Brock III, J. Nolan Bedford, Ernest
H. Cockrell, John H. Echols, J. David Heaney, Paul W. Hobby, John W. Johnson, Walter E. Johnson, Fred R. Lummis, Paul B. Murphy, Jr., Andres Palandjoglou, Adolph A. Pfeffer, Jr., Wilhelmina E. Robertson, Stanley D. Stearns, Jr., Duncan
W. Stewart, and W. Lane Ward each made one late filing related to the grant of director's stock options under the Company's 1996 Stock Option Plan. J. David Heaney made one late filing with regard to a 2002 contribution of Common Stock.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     During 2003, the Compensation Committee of the Board of Directors consisted of the four directors whose names appear below. Each member of the Compensation Committee is an "independent director" as defined in Rule 4200(a)(15) of the NASDAQ Stock Market listing standards and as further defined by recent statutory and rule changes. This report describes the elements of the Company's executive officer compensation programs and the basis on which 2003 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company, including the Named Executives.

COMPENSATION PHILOSOPHY AND OVERALL OBJECTIVES

     The goal of the Company's executive compensation policy is to ensure that executive compensation is linked directly to continuous improvements in corporate performance and increases in shareholder value, while concurrently ensuring that key employees are motivated and retained. The following objectives have been established by the Compensation Committee as guidelines for compensation decisions:

     - The Company must provide a competitive total compensation package that enables the Company to attract and retain key executives.

     - All of the Company's compensation programs must be integrated with its annual and long-term business objectives so that executives remain focused on the fulfillment of these objectives.

     - The Company's compensation package must include a variable component that directly links compensation with the overall performance of the Company, thereby expressly aligning executive compensation with the interest of shareholders.

     The Compensation Committee regularly reviews the Company's compensation programs to ensure that remuneration levels and incentive opportunities are competitive and reflect performance. Factors taken into account in assessing the compensation of individual officers include the officer's performance and contribution to the Company, experience, strategic impact, external equity or market value, internal equity or fairness, and retention priority. The various components of the compensation programs for executive officers are discussed below.

BASE SALARY

     Base salary levels are largely determined through comparison with banking organizations of a size similar to the Company. Both local and regional surveys are utilized to establish base salaries that are within the range of those persons holding positions of comparable responsibility at other banking organizations of a size and complexity similar to the Company. Actual base salaries also are intended to reflect individual performance contributions as determined through job evaluations. In addition to individual job performance and the above-referenced market comparisons, other factors may be taken into consideration, such as cost of living increases as well as an individual's perceived potential with the Company. All executive officer base salary levels are considered by the Compensation Committee to be competitive within a necessary and reasonable range.

     It has become the established practice of the Compensation Committee to review and, if deemed appropriate, adjust the base salaries of the Company's executive officers on a yearly basis. Due to margin pressures and a weakening economy, Mr. Murphy and other executive officers received no salary increase in 2002. Mr. Murphy's salary was increased in 2003 by $25,000 over its amount in 2002.

EMPLOYEE STOCK OPTION PLAN

     The Company's officers are eligible to participate in the 1996 Stock Option Plan referred to in this proxy statement. The objective of this plan (and the Company's predecessor stock option plans) is to create competitive levels of compensation tied directly to the attainment of financial objectives which the Compensation Committee believes are the primary determinants over time of share price. More specifically, this Plan is designed to foster a systematic management focus on the longer-term corporate goal of consistent and steady earnings growth.

EXECUTIVE BONUS PLAN

     The executive bonus plan is designed to align the compensation of the Company's executive officers with the shorter-term performance of the Company. Awards for executive officers are intended by the Compensation Committee to be consistent with incentive bonuses paid by banking companies of a size similar to that of the Company, provided that bonuses are increased or decreased annually on the basis of the Company's actual performance relative to financial goals fixed at the beginning of each year. Due to low net interest margins and other economic factors, which resulted in the Company's failure to achieve certain of the relatively ambitious financial targets fixed for 2003, bonuses awarded to executive officers in 2004, with respect to the year ended December 31, 2003, were uniformly lower than bonuses awarded with respect to 2002. The Compensation Committee recognized that net interest margin pressures have been an industry-wide phenomenon and that the Company had many positive accomplishments in 2003, including its growth and maintenance of its asset quality.

RESTRICTED STOCK PLAN

     In September 2000, the Company engaged an executive compensation consulting firm to review the Company's total direct compensation program for executive officers. A primary finding of the consultant's study was that the Company's long-term incentive awards were less competitive relative to those of other bank holding companies of a similar size. As a remedy for this deficiency, the Compensation Committee recommended adoption of the Restricted Stock Plan that links award vesting to both continued employment and the achievement of multi-year earnings goals of the Company. Restricted Stock awards under the plan are intended to produce a fully competitive long-term incentive award program for executive officers, when combined with the Company's ongoing stock option grants. If multi-year earnings goals are achieved, the Restricted Stock awards will vest on an accelerated basis. If the earnings goals are not achieved, the Restricted Stock awards will fully vest at the end of five years (or such other period of time specified in the Restricted Stock award) from the date of the award.

     Under the Restricted Stock Plan, implemented in 2001, the Company is authorized to issue up to 300,000 shares of Common Stock pursuant to "Awards" granted thereunder. The shares of Common Stock are issued to the participant at the time the Award is made or at some later date, and the shares are subject to certain restrictions against disposition and certain obligations to forfeit such shares to the Company under certain circumstances.

     During 2003, the Company granted Awards covering 59,500 shares of Common Stock. The shares covered by these Awards generally vest over a five year period commencing on the date of grant, provided, however, that 100% of the shares may vest earlier if certain performance standards have been met by the Company.

     In accordance with APB 25, compensation expense is recognized for the performance-based Awards granted under the Restricted Stock Plan. The Company recognized $1,498,104 of compensation expense in connection with Awards in 2003.

2003 COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     In reviewing the 2003 compensation of Paul B. Murphy, Jr., the Company's Chief Executive Officer, the Compensation Committee undertook the evaluation set forth above with respect to executive officers. Mr. Murphy's base salary is reviewed on a yearly basis and most recently was reviewed in February 2004. His base salary is considered to be reasonable and competitive based on published compensation surveys and other publicly available compensation information. His bonus for 2003 performance was determined in February 2004 based on overall Company performance through December 2003. The Compensation Committee members were provided data concerning individual compensation history, executive compensation survey data, and comparative information concerning performance.

2004 EXECUTIVE COMPENSATION REVIEW AND OMNIBUS INCENTIVE PLAN

     During 2003, the Compensation Committee engaged Hewitt Associates to perform a review of the Company's compensation program for its executive officers and its long-term incentive plans. The review included a comparison of the Company's compensation for its executive officers with that of persons holding similar positions at national banks of comparable size and with other regional banks headquartered in the State of Texas. Hewitt Associates made a variety of recommendations to the Compensation Committee, which made adjustments to the compensation of certain executive officers and recommended to the Board of Directors the adoption of the 2004 Omnibus Incentive Plan. See "Item 3. Approval of 2004 Omnibus Incentive Plan."

OTHER

     The Compensation Committee does not currently intend to award compensation that would result in a limitation on the deductibility of a portion of such compensation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, other than awards that may be made under the Restricted Stock Plan; however, the Compensation Committee may in the future decide to authorize other compensation in excess of the limits of Section 162(m) if it determines that such compensation is in the best interest of the Company.

                                          Compensation Committee

                                          John B. Brock III, Chairman
                                          J. David Heaney
                                          John W. Johnson
                                          Ernest H. Cockrell

                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     The Stock Performance Graph compares the cumulative shareholder return on the Common Stock against the cumulative total return of the S&P 500 Stock Index ("the S&P Index") and the Keefe Bruyette & Woods 50 Total Return Index ("the KBW Index") for the period from January 27, 1997 through December 31, 2003. The graph assumes that $100 was invested on January 27, 1997 in the Common Stock and the indices, at the initial public offering of the Company's Common Stock of $8.25 per share (adjusted for the stock split) and the closing price for the stocks comprising the S&P Index and the KBW Index, respectively, on such date. The Company's Common Stock began trading on the NASDAQ Stock Market on January 27, 1997.

     The KBW Index is a market-capitalization-weighted index measuring bank-stock price performance.

                                    [GRAPH]

                       JANUARY 27,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                          1997           1997           1998           1999           2000           2001           2002
                       -----------   ------------   ------------   ------------   ------------   ------------   ------------
Southwest
  Bancorporation of
  Texas, Inc. .......    $100.00       $188.61        $216.67        $240.15        $520.46        $366.91        $349.21
S&P 500..............    $100.00       $126.85        $160.65        $192.03        $172.59        $150.08        $115.01
KBW 50 Total Return
  Index..............    $100.00       $146.19        $158.29        $152.80        $177.89        $110.02        $ 99.60

                       DECEMBER 31,
                           2003
                       ------------
Southwest
  Bancorporation of
  Texas, Inc. .......    $470.91
S&P 500..............    $145.35
KBW 50 Total Return
  Index..............    $129.91

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with the Company's management and PricewaterhouseCoopers LLP, the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

     The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (titled "Communication with Audit Committees"). The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (titled "Independence Discussions with Audit Committees"), and has discussed with PricewaterhouseCoopers LLP the independent auditors' independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

     Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

     This report is submitted by the undersigned members of the Audit Committee.

                                          J. David Heaney, Chairman
                                          Carin M. Barth
                                          Andres Palandjoglou
                                          Paul W. Hobby
                                          Stanley D. Stearns, Jr.

                                    ITEM 2.

                    APPROVAL OF AMENDMENTS TO DIRECTORS PLAN

     In November 2001, the Board of Directors approved and adopted the Non-Employee Directors Deferred Fee Plan ("the Directors Plan"). The Directors Plan did not require approval, and was not approved, by the shareholders of the Company. A total of 25,000 shares of Common Stock were initially reserved for issuance under the Directors Plan. Because the 25,000 shares initially reserved were substantially consumed in 2003 by virtue of director deferral elections, in November 2003, the Board of Directors amended the Directors Plan to provide that a total of 125,000 shares of Common Stock may be issued under the terms of the Directors Plan and to make other technical amendments. All such amendments were expressly made subject to approval of the Company's shareholders. The amendment of the Directors Plan will allow the Company to continue to provide equity compensation to non-employee directors, in order to enable the Company to attract and retain qualified persons to serve as directors, to enlarge the equity ownership of directors, and to identify the interests of the directors with those of the shareholders in enhancing the value, growth, and success of the Company. All of the eighteen eligible directors elected to defer either one-half or all of their compensation under the Directors Plan with respect to both 2003 and 2004.

NEW PLAN BENEFITS

     The benefits or amounts that will be received by or allocated to the eligible directors under the Directors Plan are not determinable, because they depend upon circumstances that cannot be predicted. During 2003, 25,238 phantom stock units were credited to the accounts of directors under the terms of the Directors Plan, subject to shareholder approval of the amendments. As of December 31, 2003, the value of the shares of Common Stock in which those credited units would be payable was $980,496.30.

SUMMARY OF THE DIRECTORS PLAN

     This summary and the following description of the terms of the Directors Plan are qualified by reference to the copy of the Directors Plan, as amended in the respects described in this proxy statement, that is attached as Appendix A to this proxy statement. Under the terms of the Directors Plan, each director of the Company and each director of the Bank may elect with respect to each calendar year to defer receipt of all or one-half of his compensation for serving as a director, committee member, or committee chairman. See "Director Compensation." The deferred amounts credited to his account during each calendar quarter are deemed to be invested in a number of shares of Common Stock determined by dividing the amount of the director's compensation deferred for that quarter by the closing sale price of the Common Stock reported by NASDAQ on the last trading day of the quarter and multiplying that result by 1.25 (rounding up or down to the nearest whole share). The deferral election may specify a date for payment of the benefits resulting from the deferral and whether the payment is to be made in a lump sum or in a series of five or fewer annual installments. Benefits under the Directors Plan are payable in shares of Common Stock commencing upon the earlier of the director's termination as a member of the boards of the Company and the Bank and the date specified in the director's deferral election. A participant has no rights as a holder of the shares of Common Stock until such shares are actually paid to the director.

AMENDMENTS

     The amendments to the Directors Plan approved by the Board of Directors in November 2003, subject to the approval of the shareholders, enlarged from 25,000 to 125,000 the number of shares of Common Stock available for payment under the Directors Plan and made certain other technical corrections. The amendments and their purposes are described below.

     First Amendment. The first sentence of Section 4 of the Directors Plan is amended to read as follows:

     "The Company is authorized to credit up to 125,000 Phantom Stock Units and to issue up to 125,000 shares of Common Stock, respectively, under the Plan (the "Plan Limit")."

The purpose of this amendment is to enlarge the number of shares available for payment under the Directors Plan, as discussed above.

     Second Amendment. The definition of "Committee" in Section 2 of the Directors Plan is amended to read as follows:

     " 'Committee' means the Compensation Committee of the Board."

The purpose of this amendment is to delegate administration of the Directors Plan to the Compensation Committee. Previously, administration was to be by a committee to be appointed for that purpose by the Board of Directors or, if there were none, by the Board of Directors itself. The Compensation Committee, charged with overseeing other compensation matters, is believed to be best suited to administer the Directors Plan.

     Third Amendment. The final sentence of Section 5(c)(i) of the Directors Plan is amended to read as follows:

     "Any partial Phantom Stock Unit that results from the application of the previous sentence shall be rounded up or down to the nearest whole Phantom Stock Unit."

Previously, the number of Phantom Stock Units, which are bookkeeping units representing shares of Common Stock, credited to a director's account each calendar quarter was determined by dividing the amount of the cash fees deferred during that quarter by the value of a share of Common Stock as of the date of crediting, multiplying the result by 1.25, and rounding any partial unit that resulted up to the nearest unit. Because that process could result in a small fraction being rounded up to a whole unit, the purpose of the amendment is to call for rounding up or down in accordance with customary rounding conventions.

     Fourth Amendment. Section 5(c)(ii) of the Directors Plan is amended to read as follows:

     "(ii) Dividends. No adjustment or credit will be made to a Deferred Compensation Account by reason of the making of any distribution in respect of the Common Stock, other than a transaction described in Section 7(b)."

     When the Directors Plan was adopted the Company paid no dividend with respect to its Common Stock. The Directors Plan provided that, in the event of the Company's payment of any cash dividend or other distribution with respect to the Common Stock, each director's account would be credited with additional Phantom Stock Units based upon the amount of the dividend that would be payable with respect to the equivalent shares of Common Stock credited to his account and rounded up to the nearest whole unit. Beginning in August 2003, the Company instituted a plan to pay quarterly dividends. Because the crediting of dividends each quarter and the rounding up to the nearest whole unit was thought to create an undue administrative and accounting burden and to result in an inappropriate rounding up, the purpose of the amendment is to eliminate credits to the accounts by reason of dividends.

REASONS FOR APPROVAL AND VOTE REQUIRED

     The above described amendments to the Directors Plan are being submitted to the shareholders for approval pursuant the Rules and will not become effective until it is approved by the Company's shareholders. Approval of the amendments to the Directors Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal at the annual meeting

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE DIRECTORS PLAN.

                                    ITEM 3.

                    APPROVAL OF 2004 OMNIBUS INCENTIVE PLAN

     The Compensation Committee (the "Committee"), pursuant to authority granted to it by the Board of Directors, adopted the 2004 Omnibus Incentive Plan (the "Plan"), subject to approval of the Plan by the shareholders. The following summary of the material features of the Plan is qualified by reference to the copy of the Plan that is attached as Appendix B to this proxy statement.

PURPOSE OF THE PLAN

     Currently, the Committee can authorize grants of stock options under the 1996 Stock Option Plan and awards of restricted Common Stock under the Restricted Stock Plan. However, neither of these plans provides the Committee with the ability to grant other awards such as stock-based stock appreciation rights ("SARs" or each a "SAR"), restricted stock units, performance units, or performance shares. In addition, the Company does not currently qualify its annual plan as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code. The Plan will replace both the 1996 Stock Option Plan and the Restricted Stock Plan (the "Prior Plans"), under which approximately 712,000 shares of Common Stock remained available for grants of options and 82,000 shares remained available for awards of restricted stock as of December 31, 2003. No additional grants or awards will be made under the Prior Plans after the Plan is approved by the shareholders. The Plan will broaden the array of equity alternatives available to the Committee when designing compensation incentives. In addition, awards under the Plan, including annual incentive awards paid to executive officers subject to Section 162(m) (i.e., covered employees), will satisfy the requirements of Section 162(m) to permit the deduction by the Company of the associated expenses for Federal income tax purposes. The Committee believes that incentive awards of the type permitted by the Plan provide important medium and long-term incentives for directors, employees, and third-party service providers to achieve the Company's strategic business plan. The Committee also believes that long-term incentives consistent with those available to other leading banks are required for the Company to compete for, motivate, and retain high-quality directors, employees, and third-party service providers.

     The purpose of the Plan is to provide a means by which employees, directors, and third party service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Other purposes of the Plan are to provide a means by which the Company may attract able persons to become employees or serve as directors or third party service providers of the Company and to provide a means by which those persons responsible for the successful administration and management of the Company can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

PLAN AND PARTICIPANT SHARE LIMITS

     The Plan will become effective upon shareholder approval and will terminate ten years later unless sooner terminated. The maximum number of new shares of Common Stock issuable under the Plan is two million two hundred and fifty thousand (2,250,000) shares. As of March 10, 2004, the market value of such shares was $88,200,000. Any shares that have been issued and are outstanding or are subject to options granted under the Prior Plans will continue to be governed by the terms of those plans. No further grants of awards may be made under the Prior Plans. Of the shares authorized for issuance under the Plan, no more than thirty-three percent (33%) may be granted in the form of full-value awards, which are awards other than stock options or stock appreciation rights that are settled in shares.

     Shares are counted against the authorization only to the extent they are actually issued. Thus, shares that terminate by expiration, forfeiture, cancellation or otherwise, that are settled for cash in lieu of shares, or that are exchanged for awards not involving shares shall again be available for grants and awards under the Plan. Also, if the option price or tax withholding requirements of any award, are satisfied by tendering shares to the Company, or if an SAR is exercised, only the number of shares issued, net of the shares tendered, will be deemed issued under the Plan. The maximum number of shares shall not be reduced to reflect dividends or dividend equivalents that are reinvested into additional shares or credited as additional restricted Common Stock, restricted stock units, performance shares, or other stock-based awards.

     The Plan also imposes annual per-participant award limits, starting with calendar year 2004. The maximum number of shares of Common Stock for which stock options may be granted to any person in any calendar year is 250,000 plus any unused limit for stock options not granted in prior years. The maximum number of shares of Common Stock subject to SARs that may be granted to any person in any calendar year is, 250,000 plus any unused limit for SARs not granted in prior years. The maximum aggregate grant to any person in any calendar year of restricted Common Stock or restricted Common Stock units is 150,000 shares plus any unused limit for restricted Common Stock or restricted stock units not granted in prior years. The maximum aggregate grant to any person in any calendar year of performance units or performance shares is the value of 150,000 shares determined as of the date of vesting or payout, as applicable, plus any unused limit for performance units or performance shares not granted in prior years. The maximum aggregate grant to any person in any calendar year of other cash-based awards or stock-based awards is, in each case, the value of 150,000 shares or 150,000 shares plus any unused limit for cash-based awards or stock-based awards not granted in prior years.

     The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Committee to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, including without limitation distributions of stock or property other than normal cash dividends. The Committee may also make adjustments to reflect unusual or nonrecurring events.

ADMINISTRATION

     The Committee is responsible for administering the Plan and has the discretionary power to interpret the terms and intent of the Plan and any Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. Determinations of the Committee made under the Plan are final and binding. The Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Committee may also delegate to one or more Company officers the power to designate other employees (other than officers subject to Section 16 of the Securities Exchange Act of 1934, as amended) and third party service providers to be recipients of awards.

ELIGIBILITY

     Employees, non-employee directors, and third party service providers of the Company and its subsidiaries who are selected by the Committee are eligible to participate in the Plan. There are currently approximately 1800 eligible employees, eighteen eligible non-employee directors, and no eligible third party service providers that have been identified by the Committee.

STOCK OPTIONS

     The Committee may grant both incentive stock options ("ISOs") and nonqualified stock options ("NQSOs") under the Plan. Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The option price for options cannot be less than the fair market value of the Common Stock on the date of grant. However, the option price can be established at a premium to the fair market value of the stock on the date of grant or can be indexed to the fair market value of the stock on the date of grant, except in the case of an ISO, in which case the option price cannot be less than one-hundred percent (100%) of the fair market value of the stock on the date of grant (110% if the recipient is a ten-percent stockholder). The expiration date cannot be later than the 10th anniversary of the date of grant (for an ISO, the 5th anniversary of the date of grant if the recipient is a ten-percent stockholder). Fair market value under the Plan may be determined by reference to market prices on a particular trading day or on an average of trading days. The option price may be paid with cash or its equivalent, with previously acquired shares of Common Stock, or by other means approved by the Committee, including by means of a broker-assisted exercise. The Committee may substitute SARs for outstanding stock options if the Company ceases to account for equity compensation under APB Opinion No. 25 and begins to recognize a compensation expense for such compensation under FAS 123 or a successor standard. The Committee may impose restrictions on shares acquired pursuant to the exercise of an option granted by the Plan.

STOCK APPRECIATION RIGHTS

     The Committee may grant SARs under the Plan either alone or in tandem with stock options. The grant price of an SAR cannot be less than the fair market value of the Common Stock at the time of grant. However, SARs can be granted with a grant price that is greater than the fair market value of the stock on the date of grant or that is indexed to the fair market value of the stock on the date of grant. The grant price of a SAR granted in tandem with a stock option will be the same as the option price of the option. SARs cannot be exercised later then the 10th anniversary of the date of grant.

     Freestanding SARs may be exercised on such terms as the Committee determines, and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of an SAR, the holder will receive from the Company cash, shares of Common Stock or a combination, as determined by the Committee, equal in value to the difference between the fair market value of the Common Stock subject to the SAR, determined as described above, and the grant price.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     The Committee may award restricted Common Stock and restricted stock units. Restricted stock awards consist of shares of Common Stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock unit awards result in the transfer of shares of Common Stock to the participant only after specified conditions are satisfied. A holder of restricted Common Stock is treated as a current shareholder and is entitled to dividend and voting rights, whereas the holder of a restricted stock unit award is treated as a shareholder with respect to the award only when the shares of Common Stock are delivered in the future. The Committee will determine the restrictions and conditions applicable to each award of restricted Common Stock or restricted stock units.

PERFORMANCE UNIT AND PERFORMANCE SHARE AWARDS

     Performance unit and performance share awards may be granted under the Plan. Performance unit awards will have an initial value that is determined by the Committee. Performance shares will have an initial value that is based on the fair market value of the Common Stock on the date of grant. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance unit and performance share awards that are intended to constitute "qualified performance-based compensation" will be based upon one or more of the following "Performance Measures" specified in the Plan, as from time to time may be determined at the discretion of the Committee:

     - Net earnings or net income (before or after taxes);

     - Earnings per share;

     - Net sales or revenue growth;

     - Net operating profit;

     - Return measures (including, but not limited to, return on assets, capital, equity, or sales or revenue);

     - Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);

     - Earnings before or after taxes, interest, depreciation, and/or amortization;

     - Gross or operating margins;

     - Productivity ratios;

     - Share price (including, but not limited to, growth measures and total shareholder return);

     - Expense targets;

     - Margins;

     - Operating efficiency or efficiency ratios;

     - Market share;

     - Customer satisfaction; and

     - Economic Value Added ("EVA(R)").

     EVA(R) is a registered trademark of Stern Stewart & Co.

     The Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in APB Opinion No. 30 and/or in management's discussion of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; acquisitions, divestitures, joint ventures, or alliances; and foreign exchange gains and losses.

     Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Committee has the discretion to adjust these awards downward. In addition, the Committee has the discretion to make awards that do not qualify as performance-based compensation. Awards may be paid in the form of cash, shares of common stock, or in any combination, as determined by the Committee.

COVERED EMPLOYEE ANNUAL INCENTIVE AWARDS

     The Committee may designate the covered employees who will receive an annual incentive award based on a percentage of an incentive pool. The incentive pool is equal to five percent (5%) of the Company's net income for the year. The Committee will allocate the pool among the covered employees designated by the Committee, provided that no covered employee can receive more than fifty percent (50%) of the incentive pool and the sum of the incentive pool percentages for all covered employees cannot exceed one-hundred percent (100%) of the total pool. The Committee cannot adjust these awards upward, but retains the discretion to adjust the awards downward.

CASH-BASED AWARDS

     The Committee may grant cash-based awards that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Committee may determine that are not inconsistent with the terms of the Plan. Although based on a specified amount of cash, cash-based awards may be paid, in the Committee's discretion, either in cash or by the delivery of shares of Common Stock.

OTHER STOCK-BASED AWARDS

     The Committee may grant equity-based or equity-related awards, referred to as "other stock-based awards," other than options, SARs, restricted stock, restricted stock units, or performance shares as described below. The terms and conditions of each other stock-based award shall be determined by the Committee. Payment under other stock-based awards will be made in Common Stock or cash, as determined by the Committee.

DIVIDEND EQUIVALENTS

     The Committee may provide for the payment of dividend equivalents with respect to any shares of Common Stock subject to an award that have not actually been issued under the award.

DEFERRALS

     The Committee may require or permit a participant to defer the receipt of cash or shares pursuant to any awards under the Plan. Only participants who are within a selected group of senior executives or highly compensated employees may be required or permitted to defer the receipt of awards under the Plan.

TERMINATION OF EMPLOYMENT

     The Committee will determine how each award will be treated following termination of the holder's employment with or service for the Company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.

ADDITIONAL PROVISIONS

     Neither ISOs nor, except as the Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient's lifetime an ISO and, except as the Committee may determine, other non-transferable awards requiring exercise may be exercised only by the recipient.

     If provided in the award agreement, a participant's rights to an award may be subject to the participant agreeing to not compete with the Company or any of its subsidiaries, and to not solicit the Company's business or employees following the participant's termination of employment. In addition, participants may be subject to nondisclosure and nondisparagement requirements. A breach of these restrictions may result in cancellation of awards or the recovery by the Company of gain realized under an award.

TREATMENT OF AWARDS UPON A CHANGE IN CONTROL AND RELATED TRANSACTIONS

     If there is a change in control of the Company, all equity awards vest, performance-based awards shall be considered fully earned, and the incentive pool used to determine annual incentive awards for covered employees subject to the deductibility limit of Section 162(m) shall be based on the net income of the Plan year immediately preceding the year of the change in control. Performance awards denominated in shares shall be paid within thirty (30) days of a change in control, provided that the Committee has the authority to pay such awards in cash. Performance awards denominated in cash shall be paid in cash within thirty (30) days after the change in control. In addition, with respect to stock options and SARs, if a participant's employment is terminated for any reason other than cause within three (3) months prior or twelve (12) months subsequent to a change in control, the participant has until the earlier of twelve (12) months or the termination of the option or SAR term to exercise the option or SAR. Also, the Committee may decide, no later than ten (10) days prior to shareholder approval of a change in control, to specify that options may be exercised for a limited time period, after which those options are terminated, or to require the mandatory surrender of stock options in exchange for a cash value.

     Under the Plan, a change in control may be triggered if (a) there is an acquisition of thirty percent (30%) or more of the outstanding shares or the voting power of the outstanding securities; (b) individuals on the board cease to constitute a majority of the board; or (c) there is consummation of a reorganization, merger or consolidation or sale of the Company or any subsidiary of the Company or a disposition of all or substantially all of the Company's assets, subject to several exceptions contemplating business and ownership continuity following the transaction.

AMENDMENT OF AWARDS OR PLAN AND ADJUSTMENT OF AWARDS

     The Committee may at any time alter, amend, modify, suspend, or terminate the Plan or any outstanding award in whole or in part. No amendment of the Plan will be made without shareholder approval if shareholder approval is required by law. No amendment may adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the Plan.

     The Company may grant awards under terms differing from those provided for in the Plan when such awards are granted in substitution for awards held by employees of other corporations who become employees of the Company as the result of a merger, consolidation, or other transaction. The share limits applicable generally to awards under the Plan will not apply to awards described in the preceding sentence, including awards assumed in such a transaction.

WITHHOLDING

     The Company has the right to withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. The Committee may permit participants to satisfy all or a portion of the minimum statutory withholding requirement by having shares withheld from the award.

AWARDS FOR NON-U.S. EMPLOYEES

     To comply with the laws in other countries in which the Company or its subsidiaries operate or may operate or have employees, directors, or third-party service providers, the Committee may establish subplans under the Plan and modify the terms of awards made to such employees and directors.

NEW PLAN BENEFITS

     The future benefits or amounts that will be received under the Plan by executive officers, non-executive directors, and non-executive employees are discretionary and are not determinable at this time. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the Plan had been in effect cannot be determined.

FEDERAL TAX EFFECTS

     The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options and awards pursuant to the Plan under the law as in effect on the date of this proxy statement. The rules governing the tax treatment of such options and awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary does not purport to cover all federal employment tax or other federal tax consequences associated with the Plan, nor does it address state, local, or non-U.S. taxes.

     ISOs. In general, a participant will not recognize income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant because the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an ISO within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an ISO in the same manner as on the exercise of a NQSO, as described below.

     The general rule is that gain or loss from the sale or exchange of shares acquired on the exercise of an ISO will be treated as capital gain or loss. However, a disposition of shares purchased pursuant to an ISO within two years from the date of grant or within one year after exercise (a "disqualifying disposition") will produce ordinary income to the participant equal to the value of the shares at the time of exercise less the exercise price. Gain recognized on the disqualifying disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

     NQSOs, SARs, Restricted Stock Units, Performance Grants, and Stock
Awards. A participant generally is not required to recognize income on the grant of a NQSO, a SAR, restricted stock units, a performance grant, or a stock award. Instead, ordinary income generally is required to be recognized on the date the NQSO or SAR is exercised, or in the case of restricted stock units, performance grants, and stock awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the award. In general, the amount of ordinary income required to be recognized is, (a) in the case of a NQSO, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a SAR, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of restricted stock units, performance grants, and stock awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

     Restricted Common Stock. Unless a participant who receives an award of restricted Common Stock makes an election under Section 83(b) of the Code as described below, the participant generally is not required to recognize ordinary income on the award of restricted Common Stock. Instead, on the date the shares vest (i.e., become transferable and no longer subject to forfeiture), the participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on such date over the amount, if any, paid for such shares. If a participant makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the participant will not be required to recognize additional ordinary income when the shares vest.

     Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an ISO (a "disqualifying disposition," see above), a participant generally will be required to recognize ordinary income upon such disposition.

     Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an ISO. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a NQSO (including an ISO that is treated as a NQSO, as described above), a SAR, restricted Common Stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

     Performance Based Compensation. In general, under Section 162(m) of the Code, remuneration paid by a public corporation to its chief executive officer or any of its other top four named executive officers, ranked by pay, is not deductible to the extent it exceeds $1,000,000 for any year. Taxable payments or benefits under the Plan may be subject to this deduction limit. However, under
Section 162(m), qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under shareholder approved plans and that meet certain other requirements, is exempt from the deduction limitation. The Plan has been designed so that the Committee in its discretion may grant qualifying exempt performance-based awards under the Plan.

     Parachute Payments. Under the so-called "golden parachute" provisions of the Code, the accelerated vesting of stock options and benefits paid under other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to the corporation.

     Withholding. Awards under the Plan may be subject to tax withholding. Where an award results in income subject to withholding, the Company may require the participant to remit the withholding amount to the Company or, if the Committee approves, participants may satisfy their tax withholding obligation by causing shares of Common Stock to be withheld.

REASONS FOR AUTHORIZATION AND VOTE REQUIRED

     The Plan is being submitted to the shareholders for approval pursuant to
Section 162(m) of the Code and the Rules and it will not become effective until it is approved by the Company's shareholders. Approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal at the annual meeting

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2004 OMNIBUS INCENTIVE PLAN.

                                    ITEM 4.

                            APPOINTMENT OF AUDITORS

     The Audit Committee has appointed PricewaterhouseCoopers LLP, independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2004. PricewaterhouseCoopers LLP has audited the Bank's financial statements since 1983 and the Company's consolidated financial statements since its inception in 1996. The Company is advised that no member of PricewaterhouseCoopers LLP has any direct or material indirect financial interest in the Company, or, during the past three years, has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee.

     Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THIS APPOINTMENT.

     In the event the appointment is not ratified, the Audit Committee will consider the appointment of other independent auditors. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

     The Company incurred the fees shown in the following table for professional services provided by PricewaterhouseCoopers LLP for 2003 and 2002.

                                                                2003        2002
                                                              --------    --------
Audit fees(1)...............................................  $546,000    $388,000
Audit-related fees(2).......................................    31,000          --
Tax fees(3).................................................         0          --
All other fees(4)...........................................    76,000          --
                                                              --------    --------
Total.......................................................  $653,000    $388,000
                                                              ========    ========

---------------

(1) Related to the audit of the Company's financial statements.

(2) Related to the Company's acquisitions.

(3) Related to tax compliance, tax advice, and tax planning.

(4) Related to professional updates and accounting consultation work.

     The Audit Committee pre-approves all audit and non-audit services provided to the Company by the Company's independent auditors at the first meeting of each calendar year and at subsequent meetings as necessary. During the course of a fiscal year, if additional non-audit services are identified, these services are presented to the Audit Committee for approval. Management of the Company is directed to provide a report to the Audit Committee at each of its meetings during the remainder of the calendar year, showing in reasonable detail the services provided by the independent auditors to the Company since the first day of the calendar year, as well as the estimated cost to date of audit and non-audit services. The Audit Committee delegates to the Chairman of the Audit Committee the authority to approve non-audit services provided by the independent auditors to the Company under the de minimus exception of the S-O Act. No such approvals were required or granted in 2003.

     The Audit Committee has considered whether the rendering of such non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant's independence and concluded that no conflicts exist.

                                    ITEM 5.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person voting the proxy.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 2005 Annual Meeting must be received by the Company at its principal executive office by February 24, 2005, in order for such proposals to be included in the Company's proxy statement and form of proxy for such meeting. Shareholders submitting such proposals are requested to address them to the Secretary, Southwest Bancorporation of Texas, Inc., 4400 Post Oak Parkway, Houston, TX 77027.

     In addition, the Company's Bylaws provide that only such business that is properly brought before the Annual Meeting will be conducted. For business to be properly brought before the meeting or nominations of persons for election to the Board of Directors to be properly made at the Annual Meeting by a shareholder, notice must be received by the Secretary at the Company's offices not later than the close of business on the 70th day prior to the anniversary date of the immediately preceding Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is more than 30 days before such anniversary date, such notice must be so delivered not later than the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. Such notice to the Company must also provide certain information set forth in the Bylaws. A copy of the Bylaws may be obtained upon written request to the Secretary.

     ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          -s- Paul B. Murphy
                                          Paul B. Murphy Jr.
                                          Chief Executive Officer

Houston, Texas
April 1, 2004

                                                                      APPENDIX A

                    SOUTHWEST BANCORPORATION OF TEXAS, INC.

         AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS DEFERRED FEE PLAN

     1. Purpose. The purpose of the Plan is to provide Non-Employee Directors an opportunity to defer payment of all or a portion of their Director's Fees in accordance with the terms and conditions set forth herein.

     2. Definitions. For the purposes of the Plan, the following capitalized words shall have the meanings set forth below:

          "Bank" means Southwest Bank of Texas National Association, a wholly-owned subsidiary of the Company.

          "Bank Board" means the Board of Directors of the Bank.

          "Board" means the Board of Directors of the Company.

          "Committee" means the Compensation Committee of the Board.

          "Common Stock" means the common stock, par value $1.00 per share, of the Company.

          "Company" means Southwest Bancorporation of Texas, Inc.

          "Deferral Election Form" means a document, in a form approved by the Company, pursuant to which a Non-Employee Director makes a deferral election under the Plan.

          "Deferral Period" means each calendar year. The first Deferral Period under the Plan shall commence January 1, 2002. If an individual becomes eligible to participate in the Plan after the commencement of a Deferral Period, the Deferral Period for that individual shall be the remainder of such Deferral Period following his Election Date.

          "Deferred Benefit" means an amount that will be paid on a deferred basis under the Plan.

          "Deferred Compensation Account" means the bookkeeping account established for each Non-Employee Director for purposes of measuring his or her Deferred Benefit and shall include subaccounts for Deferred Benefits that are to be paid at different times and/or in a different manner.

          "Director's Fee" means the cash portion of the annual retainer fee and any other fees payable for service on the Board or the Bank Board, including, without limitation, any meeting fees or fees for serving as a chair of any committee of the Board or the Bank Board.

          "Election Date" means the day immediately preceding the commencement of a Deferral Period. If an individual first becomes eligible to participate in the Plan after the start of a Deferral Period, the Election Date shall be not later than the thirtieth day following the initial date such individual became a Non-Employee Director.

          "Fair Market Value" means the closing sales price of a share of Common Stock on the applicable date (or, if there was no trading in the shares on such date, on the next preceding date on which there was trading) on the principal exchange or system on which the shares are sold, as reported in The Wall Street Journal or other reporting service approved by the Committee.

          "Non-Employee Director" means a member of the Board or the Bank Board who is not an employee of the Company or any of its subsidiaries.

          "Phantom Stock Unit" means a bookkeeping unit representing the equivalent in value of one share of Common Stock.

          "Plan" means the Southwest Bancorporation of Texas, Inc. Non-Employee Director Deferred Fee Plan.

     3. Administration.

          (a) The Plan shall be administered by the Committee.

          (b) The Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to make factual determinations in connection with the administration or interpretation of the Plan, and to make any other determinations that it believes are necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Deferral Election Form to the extent the Committee deems desirable to carry the Plan into effect. Any decision of the Committee in the administration of the Plan shall be final and conclusive. The Committee may act only by a majority of its members, except that the members thereof may authorize any one or more of the Committee members to execute and deliver documents on behalf of the Committee.

          (c) Each member of the Committee and each other person acting at the direction of or on behalf of the Committee shall not be liable for any determination or anything done or omitted to be done by him or by any other member of the Committee or any other such individual in connection with the Plan, except for his own gross negligence or willful misconduct or as expressly provided by statute, and to the extent permitted by law and the bylaws of the Company, shall be fully indemnified and protected by the Company with respect to such determination, act or omission.

     4. Shares Available. The Company is authorized to credit up to 125,000 Phantom Stock Units and to issue up to 125,000 shares of Common Stock, respectively, under the Plan (the "Plan Limit"). Such shares of Common Stock may be newly issued shares of Common Stock or reacquired shares of Common Stock held in the treasury of the Company.

     5. Deferral of Director's Fees.

          (a) Deferral Elections.

             (i) General Provisions. Unless the Committee provides otherwise, Non-Employee Directors may elect to defer all, one-half or none of their Director's Fees with respect to a Deferral Period in the manner provided in this Section 5. A Non-Employee Director's Deferred Benefit is at all times nonforfeitable.

             (ii) Deferral Election Forms. In order for a Non-Employee Director to participate in the Plan for a given Deferral Period, a Deferral Election Form, completed and signed by him, must be delivered to the Company on or prior to the applicable Election Date. A new Deferral Election Form must be submitted by a Non-Employee Director for each Deferral Period. A Non-Employee Director electing to participate in the Plan for a given Deferral Period shall indicate on his Deferral Election
        Form:

                (A) the percentage of the Director's Fees for the Deferral Period to be deferred, which election shall be irrevocable for such Deferral Period, and

                (B) the timing and manner of payment of the Director's Fees deferred for that Deferral Period. Any subsequent change as to the timing and manner of payment of Deferred Benefits already credited to the Non-Employee Director's Deferred Compensation Account shall not be effective if (i) the Non-Employee Director ceases to be a member of the Board and Bank Board within 12 months following the date of such election change or (ii) the change is made less than 12 months prior to a previously elected payment date, unless the Committee consents to such change.

             (iii) Effect of No Deferral Election. A Non-Employee Director who does not have a completed Deferral Election Form on file with the Company on or prior to the applicable Election Date for a Deferral Period may not defer his Director's Fees for such Deferral Period.

          (b) Establishment of Deferred Compensation Accounts. A Non-Employee Director's deferrals will be credited to a Deferred Compensation Account set up for that Non-Employee Director by the Company in accordance with the provisions of this Section 5.

          (c) Crediting of Phantom Stock Units to Deferred Compensation
     Accounts.

             (i) Number of Phantom Stock Units. The portion of the Director's Fees that a Non-Employee Director elects to defer shall be credited to the Deferred Compensation Account in Phantom Stock Units as of the last business day of the fiscal quarter in which such portion of the Director's Fees would otherwise have been payable to the Non-Employee Director in cash. The number of Phantom Stock Units to be credited to the Deferred Compensation Account shall be determined by dividing (1) the amount of the Director's Fees deferred during such quarter by (2) the Fair Market Value of a share of Common Stock as of the date of crediting, and (3) multiplying such result by 1.25. Any partial Phantom Stock Unit that results from the application of the previous sentence shall be rounded up or down to the nearest whole Phantom Stock Unit.

             (ii) (ii) Dividends. No adjustment or credit will be made to a Deferred Compensation Account by reason of the making of any distribution in respect of the Common Stock, other than a transaction described in Section 7(b).

             (iii) No Rights as Stockholder. The crediting of Phantom Stock Units to a Non-Employee Director's Deferred Compensation Account shall not confer on the Non-Employee Director any rights as a stockholder of the Company.

          (d) Written Statements of Account. The Company will furnish each Non-Employee Director with a statement setting forth the value of such Non-Employee Director's Deferred Compensation Account as of the end of each Deferral Period and all credits to and payments from the Deferred Compensation Account during the Deferral Period. Such statement will be furnished as soon as reasonably practical after the end of the Deferral Period.

          (e) Manner of Payment of Deferred Benefit. Payment of the Deferred Benefits shall be in shares of Common Stock. Payment shall be made either in a single lump sum or in a series of five or fewer annual installments, as elected by the Non-Employee Director. The amount of each installment payment to a Non-Employee Director shall be determined in accordance with the formula B/(N-P), where "B" is the total value of the Deferred Compensation Account as of the installment calculation date, "N" is the number of installments elected by the Non-Employee Director and "P" is the number of installments previously paid to the Non-Employee Director. Any partial unit resulting in the calculation above will be settled in cash.

          (f) Commencement of Payment of Deferred Benefit. Payment of a Non-Employee Director's Deferred Compensation Account, including subaccounts, shall commence as soon as reasonably practicable after the earlier to occur of:

             (i) his or her termination as a member of the Board and the Bank Board; and

             (ii) the date specified in the Deferral Election Form executed by the Non-Employee Director.

          (g) Death. In the event of a Non-Employee Director's death, the Non-Employee Director's entire Deferred Benefit will be distributed in a lump sum to the Non-Employee Director's beneficiary as soon as reasonably practicable after the date of death.

          (h) Restrictions on Transfer. The Company shall pay all Deferred Benefits payable under the Plan only to the Non-Employee Director or beneficiary designated under the Plan to receive such amounts. Neither a Non-Employee Director nor his beneficiary shall have any right to anticipate, alienate, sell, transfer, assign, pledge, encumber or change any benefits to which he may become entitled under the Plan, and any attempt to do so shall be void. A Deferred Benefit shall not be subject to attachment, execution by levy, garnishment, or other legal or equitable process for a Non-Employee Director's or beneficiary's debts or other obligations.

     6. Designation of Beneficiary.

          (a) Beneficiary Designations. Each Non-Employee Director may designate a beneficiary to receive any Deferred Benefit due under the Plan on the Non-Employee Director's death by executing a beneficiary designation form provided by the Company.

          (b) Change of Beneficiary Designation. A Non-Employee Director may change an earlier beneficiary designation by executing a later beneficiary designation form and delivering it to the Company. The execution of a beneficiary designation form and its receipt by the Company revokes and rescinds any prior beneficiary designation form.

     7. Recapitalization or Reorganization.

          (a) Authority of the Company and Stockholders. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks having rights superior to or affecting the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) Change in Capitalization. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reclassification, reorganization, merger, consolidation, stock split, combination, exchange of shares or other transaction: (i) such proportionate adjustments as may be necessary (as determined by the Committee in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Non-Employee Directors under the Plan with respect to the aggregate number of shares of Common Stock authorized to be awarded under the Plan and the number of Phantom Stock Units credited to a Non-Employee Director's Deferred Compensation Account, and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

          (c) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all Deferred Benefits credited to the Non-Employee Director's Deferred Compensation Account as of the date of the consummation of a proposed dissolution or liquidation shall be paid in cash to the Non-Employee Director or, in the event of death of the Non-Employee Director prior to payment, to the beneficiary thereof on the date of the consummation of such proposed action. The cash amount paid for each Phantom Stock Unit shall be the Fair Market Value of a share of Common Stock as of the date of the consummation of such proposed action.

     8. Plan Limit, Termination and Amendment of the Plan.

          (a) If the Plan Limit has been reached, no additional Director Fees may be deferred after that date and any dividend equivalents credited thereafter shall be credited as a bookkeeping "cash" amount, rather than as Phantom Stock Units, and shall be credited with interest, until paid in cash, at the Company's prime rate of interest each valuation date.

          (b) General Power of Board. Notwithstanding anything herein to the contrary, the Board may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part and, upon termination of the Plan, immediately settle all Phantom Stock Units in shares of Common Stock notwithstanding any deferral elections to the contrary; provided, however, that no such termination, modification, suspension or amendment shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule; and, provided further, that the Board may not, without stockholder approval, increase the maximum number of shares issuable under the Plan, except as provided in Section 7(b) above.

     9. Miscellaneous.

          (a) No Right to Reelection. Nothing in the Plan shall be deemed to create any obligation on the part of the Board or Bank Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board or Bank Board for any period of time, or at any particular rate of compensation.

          (b) Unfunded Plan.

             (i) Generally. This Plan is unfunded. Amounts payable under the Plan will be satisfied solely out of the general assets of the Company subject to the claims of the Company's creditors.

             (ii) Deferred Benefits. A Deferred Benefit represents at all times an unfunded and unsecured contractual obligation of the Company and each Non-Employee Director or beneficiary will be a general unsecured creditor of the Company. No Non-Employee Director, beneficiary or an other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to him hereunder, nor shall any Non-Employee Director, beneficiary or any other person have any right to receive any distribution under the Plan except as, and to the extent, expressly provided in the Plan. The Company will not segregate any funds or assets for Deferred Benefits or issue any notes or security for the payment of any Deferred Benefits. Any reserve or other asset that the Company may establish or acquire to assure itself of the funds to provide benefits under the Plan shall not serve in any way as security performance of the Company under the Plan.

          (c) Other Compensation Arrangements. Benefits received by a Non-Employee Director pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other arrangement provided by the Company.

          (d) Securities Law Restrictions. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Executive may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

          (e) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

          (f) Certain references to Company to include Bank. Where applicable, e.g., Sections 5 and 9(b), references to the "Company" shall include the Bank.

          (g) Applicable Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to conflicts of law principles.

          (h) Effective Date. The Plan shall be effective as of January 1, 2002, with amendments effective as of November 5, 2003.

                                                                      APPENDIX B

                          2004 OMNIBUS INCENTIVE PLAN
                    SOUTHWEST BANCORPORATION OF TEXAS, INC.
                                  MAY 5, 2004

                                    CONTENTS

ARTICLE 1.   Establishment, Purpose, and Duration........................   B-1
ARTICLE 2.   Definitions.................................................   B-1
ARTICLE 3.   Administration..............................................   B-5
ARTICLE 4.   Shares Subject to the Plan and Maximum Awards...............   B-6
ARTICLE 5.   Eligibility and Participation...............................   B-8
ARTICLE 6.   Stock Options...............................................   B-8
ARTICLE 7.   Stock Appreciation Rights...................................  B-10
ARTICLE 8.   Restricted Stock and Restricted Stock Units.................  B-11
ARTICLE 9.   Performance Units/Performance Shares........................  B-12
ARTICLE 10.  Cash-Based Awards and Other Stock-Based Awards..............  B-13
ARTICLE 11.  Performance Measures........................................  B-14
ARTICLE 12.  Covered Employee Annual Incentive Award.....................  B-15
ARTICLE 13.  Nonemployee Director Awards.................................  B-16
ARTICLE 14.  Dividend Equivalents........................................  B-16
ARTICLE 15.  Beneficiary Designation.....................................  B-16
ARTICLE 16.  Deferrals...................................................  B-16
ARTICLE 17.  Rights of Participants......................................  B-16
ARTICLE 18.  Change of Control...........................................  B-17
ARTICLE 19.  Amendment, Modification, Suspension, and Termination........  B-18
ARTICLE 20.  Withholding.................................................  B-18
ARTICLE 21.  Successors..................................................  B-19
ARTICLE 22.  General Provisions..........................................  B-19

                    SOUTHWEST BANCORPORATION OF TEXAS, INC.

                          2004 OMNIBUS INCENTIVE PLAN

                                   ARTICLE 1.

                      ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 Establishment. Southwest Bancorporation of Texas, Inc., a Texas corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the 2004 Omnibus Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

     The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, and Other Stock-Based Awards.

     The Plan shall become effective upon shareholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

     1.2 Purpose of the Plan. The purpose of the Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able persons to become Employees or serve as Directors or Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

     1.3 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

                                   ARTICLE 2.

                                  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

     2.1 "Affiliate" means any corporation, partnership, limited liability company or partnership, association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

     2.2 "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 3.3.

     2.3 "Award" means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

     2.4 "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

     2.5 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.6 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.7 "Cash-Based Award" means an Award granted to a Participant as described in Article 10.

     2.8  "Change of Control" means any of the following events:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Covered Person") of Beneficial Ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (i) the then outstanding Shares of the common stock of the Company (the "Outstanding Company Common Stock"), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a) of this Section 2.8, the following acquisitions shall not constitute a Change in Control of the Company: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
     (ii) and (iii) of subsection (c) of this Section 2; or

          (b) Individuals who, as of the Effective Date, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Covered Person other than the Board; or

          (c) Consummation of (xx) a reorganization, merger or consolidation or sale of the Company or any subsidiary of the Company, or (yy) a disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination,
     (i) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding Shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Covered Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding Shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination.

     2.9 "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

     2.10 "Committee" means the compensation committee of the Board, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

     2.11 "Company" means Southwest Bancorporation of Texas, Inc., a Texas corporation, and any successor thereto as provided in Article 21 herein.

     2.12 "Covered Employee" means a Participant who is a "covered employee," as defined in Code Section 162(m) and the regulations promulgated under Code
Section 162(m), or any successor statute.

     2.13 "Covered Employee Annual Incentive Award" means an Award granted to a Covered Employee as described in Article 12.

     2.14 "Director" means any individual who is a member of the Board of Directors of the Company.

     2.15  "Effective Date" has the meaning set forth in Section 1.1.

     2.16 "Employee" means any employee of the Company, its Affiliates, and/or Subsidiaries.

     2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.18 "Extraordinary Items" means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company's annual report.

     2.19 "Fair Market Value" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the National Market System of NASDAQ ("NASDAQ"), or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date, either preceding or succeeding, on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

     2.20 "Full Value Award" means an Award other than in the form of an ISO,NQSO, or SAR, and which is settled by the issuance of Shares.

     2.21 "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7.

     2.22 "Grant Price" means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

     2.23 "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

     2.24 "Insider" shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with
Section 16 of the Exchange Act.

     2.25 "Net Income" means the consolidated net income after taxes for the Plan Year, as reported in the Company's annual report to shareholders or as otherwise reported to shareholders.

     2.26  "Nonemployee Director" means a Director who is not an Employee.

     2.27 "Nonemployee Director Award" means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

     2.28 "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

     2.29 "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

     2.30 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.31 "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to
Article 10.

     2.32 "Participant" means any eligible person as set forth in Article 5 to whom an Award is granted.

     2.33 "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

     2.34 "Performance Measures" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

     2.35 "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

     2.36 "Performance Share" means an Award granted to a Participant, as described in Article 9.

     2.37 "Performance Unit" means an Award granted to a Participant, as described in Article 9.

     2.38 "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

     2.39 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.40 "Plan" means the Southwest Bancorporation of Texas, Inc.'s 2004 Omnibus Incentive Plan.

     2.41  "Plan Year" means the calendar year.

     2.42 "Prior Plans" means the Company's 1996 Stock Option Plan, Amended and Restated as of June 4, 2002, 1989 Stock Option Plan, Amended and Restated as of May 29, 1998, 1993 Stock Option Plan, Amended and Restated as of May 29, 1998, and the Restricted Stock Plan.

     2.43 "Restricted Stock" means an Award granted to a Participant pursuant to Article 8.

     2.44 "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

     2.45 "Share" means a share of common stock of the Company, $1.00 par value per share.

     2.46 "Stock Appreciation Right" or "SAR" means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

     2.47 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

     2.48 "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

     2.49 "Ten Percent Stockholder" means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Affiliate or any Subsidiary. An individual shall be considered as owning the stock owned, directly or indirectly, by or for this brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

     2.50 "Third Party Service Provider" means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

                                   ARTICLE 3.

                                 ADMINISTRATION

     3.1 General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

     3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 19, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

     3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the
Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

                                   ARTICLE 4.

                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1  Number of Shares Available for Awards.

          (a) Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the "Share Authorization") is 2,250,000 Shares. This Plan shall serve as the successor to the Prior Plans and no further grants shall be made under the Prior Plans from and after the Effective Date of this Plan. All outstanding Awards under the Prior Plans shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance. Any Shares of common stock reserved for issuance under the Prior Plans in excess of the number of Shares as to which Awards have been awarded thereunder shall no longer be available for grant after the Effective Date.

          (b) Of the Shares reserved for issuance under Section 4.1(a) of the Plan, no more than thirty three percent (33%) of the reserved Shares may be issued pursuant to Full Value Awards.

          (c) Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued pursuant to ISOs and NQSOs shall be:

             (i) Two million two hundred and fifty thousand (2,250,000) Shares that may be issued pursuant to Awards in the form of ISOs; and

             (ii) Two million two hundred and fifty thousand (2,250,000) Shares that may be issued pursuant to Awards in the form of NQSOs.

     4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Stock-Based Awards. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

     4.3 Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits") shall apply to grants of such Awards under the Plan:

          (a) Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be two hundred fifty thousand (250,000) Shares plus the amount of the Participant's unused applicable Annual Award Limit for Options as of the close of the previous Plan Year.

          (b) SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be two hundred fifty thousand (250,000) Shares plus the amount of the Participant's unused applicable Annual Award Limit for SARs as of the close of the previous Plan Year.

          (c) Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000) Shares plus the amount of the Participant's unused applicable Annual Award Limit for Restricted Stock or Restricted Stock Units as of the close of the previous Plan Year.

          (d) Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be one hundred fifty thousand (150,000) Shares, or equal to the value of one hundred fifty thousand (150,000) Shares determined as of the date of vesting or payout, as applicable plus the amount of the Participant's unused applicable Annual Award Limit for Performance Units or Performance Shares as of the close of the previous Plan Year.

          (e) Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the value of one hundred fifty thousand (150,000) Shares determined as of the date of vesting or payout, as applicable plus the amount of the Participant's unused applicable Annual Award Limit for Cash-Based Awards as of the close of the previous Plan Year.

          (f) Covered Employee Annual Incentive Award. The maximum aggregate amount awarded or credited in any one Plan Year with respect to a Covered Employee Annual Incentive Award shall be determined in accordance with
     Article 12.

          (g) Other Stock-Based Awards. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000) Shares plus the amount of the Participant's unused applicable Annual Award Limit Other Stock-Based Awards as of the close of the previous Plan Year.

     4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

     The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

     Subject to the provisions of Article 19, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

                                   ARTICLE 5.

                         ELIGIBILITY AND PARTICIPATION

     5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

                                   ARTICLE 6.

                                 STOCK OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the regulations thereunder).

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

     6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be based on either one hundred percent (100%) of the FMV of the Shares on the date of grant, set at a premium to the FMV of the Shares on the date of grant, or indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, if the Option is an ISO the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant, and, in the case of a Ten Percent Stockholder, the Option Price must not be less than one hundred ten percent (110%) of the FMV of the Shares on the date of grant.

     6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of the date of its grant, and, in the case of a Ten Percent Stockholder, no ISO shall be exercisable later than the fifth (5th) anniversary of the date of its grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten (10) years.

     6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

     6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or
(d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

     Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

     6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

     6.8 Termination of Employment. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

     6.9  Transferability of Options.

          (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

          (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

     6.10 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

     6.11. Substituting SARs. Only in the event the Company is not accounting for equity compensation under APB Opinion 25, the Committee shall have the ability to substitute, without receiving Participant permission, SARs paid only in Stock (or SARs paid in Stock or cash at the Committee's discretion) for outstanding Options; provided, the terms of the substituted Stock SARs are the same as the terms for the Options and the aggregate difference between the Fair Market Value of the underlying Shares and the Grant Price of the SARs is equivalent to the aggregate difference between the Fair Market Value of the underlying

Shares and the Option Price of the Options. If, in the opinion of the Company's auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

                                   ARTICLE 7.

                           STOCK APPRECIATION RIGHTS

     7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

     Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be based on either one hundred percent (100%) of the FMV of the Shares on the date of grant, set at a premium to the FMV of the Shares on the date of grant, indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

     7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.3 Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

     7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

     7.5 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.6 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

          (b) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

     7.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     7.8 Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another person, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

     7.9 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

                                   ARTICLE 8.

                  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

     8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

     8.3 Transferability. Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

     8.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

     To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

     Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and subject to Article 16, at the close of the Restriction Period, or as soon as practicable thereafter, Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

     8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

     The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Southwest Bancorporation of Texas, Inc.'s 2004 Omnibus Incentive Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Southwest Bancorporation of Texas, Inc.

     8.6 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

     8.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     8.8 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under
Section 83(b) of the Code. If a Participant makes an election pursuant to
Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

                                   ARTICLE 9.

                      PERFORMANCE UNITS/PERFORMANCE SHARES

     9.1 Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

     9.2 Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

     9.3 Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the

Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     9.4  Form and Timing of Payment of Performance Units/Performance
Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     9.5 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     9.6 Nontransferability. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, a Participant's rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                  ARTICLE 10.

                 CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

     10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

     10.2 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

     10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

     10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

     10.5 Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards and Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its

Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards and Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     10.6 Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

                                  ARTICLE 11.

                              PERFORMANCE MEASURES

     11.1 Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Annual Incentive Award awarded or credited pursuant to Article
12) that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

          (a) Net earnings or net income (before or after taxes);

          (b) Earnings per share;

          (c) Net sales growth;

          (d) Net operating profit;

          (e) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

          (f) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

          (g) Earnings before or after taxes, interest, depreciation, and/or amortization;

          (h) Gross or operating margins;

          (i) Productivity ratios;

          (j) Share price (including, but not limited to, growth measures and total shareholder return);

          (k) Expense targets;

          (l) Margins;

          (m) Operating efficiency or efficiency ratios;

          (n) Market share;

          (o) Customer satisfaction; and

          (p) Economic Value Added (EVA(R)).

     Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure

(j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

     11.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs,
(b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

     11.3 Adjustment of Performance-Based Compensation. Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

     11.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

                                  ARTICLE 12.

                    COVERED EMPLOYEE ANNUAL INCENTIVE AWARD

     12.1 Establishment of Incentive Pool. The Committee may designate Covered Employees who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool equal to five (5%) of the Company's Net Income for the Plan Year. The Committee shall allocate an incentive pool percentage to each designated Covered Employee for each Plan Year. In no event may (1) the incentive pool percentage for any one Covered Employee exceed fifty percent (50%) of the total pool and (2) the sum of the incentive pool percentages for all Covered Employees cannot exceed one hundred percent (100%) of the total pool.

     12.2 Determination of Covered Employees' Portions. As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each Covered Employee's allocated portion of the incentive pool based upon the percentage established at the beginning of the Plan Year. Each Covered Employee's incentive award then shall be determined by the Committee based on the Covered Employee's allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Covered Employee be increased in any way, including as a result of the reduction of any other Covered Employee's allocated portion. The Committee shall retain the discretion to adjust such Awards downward.

                                  ARTICLE 13.

                          NONEMPLOYEE DIRECTOR AWARDS

     All Awards to Nonemployee Directors shall be determined by the Board or Committee.

                                  ARTICLE 14.

                              DIVIDEND EQUIVALENTS

     Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

                                  ARTICLE 15.

                            BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                  ARTICLE 16.

                                   DEFERRALS

     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards, Covered Employee Annual Incentive Awards, Other Stock-Based Awards, or Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals; provided, however, that only Participants who are within a select group of management or highly compensated employees shall be permitted or required to make deferrals as provided in this Article 16.

                                  ARTICLE 17.

                             RIGHTS OF PARTICIPANTS

     17.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service as a Director or Third Party Service Provider for any specified period of time.

     Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the

Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

     17.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     17.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

                                  ARTICLE 18.

                               CHANGE OF CONTROL

     18.1 Change of Control of the Company. Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement:

          (a) Any and all Options and SARs granted hereunder shall become immediately vested and exercisable to the extent that their Grant Price or Base Price, as adjusted pursuant to Section 4.4 and/or Article 19 is less than the Fair Market Value of a Share on such date; additionally, if a Participant's employment is terminated for any reason except Cause within three (3) months prior to such Change of Control or within twelve (12) months subsequent to such Change of Control, the Participant shall have until the earlier of: (i) twelve (12) months following such termination date, or (ii) the expiration of the Option or SAR term, to exercise any such Option or SAR;

          (b) Any Period of Restriction and restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse;

          (c) The incentive pool used to determine Covered Employee Annual Incentive Awards shall be based on the Net Income of the Plan Year immediately preceding the year of the Change of Control, or such other method of payment as may be determined by the Committee at the time of the Award or thereafter but prior to the Change of Control;

          (d) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares, shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control;

             (i) The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control. The Committee has the authority to pay all or any portion of the value of the Shares in cash;

             (ii) Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control; and

          (e) Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company, the Committee shall pay out all Cash-Based Awards and Other Stock-Based Awards.

          (f) Subject to the acceleration of vesting of outstanding Options, the Committee, in its discretion, may provide that in the event of a Change of Control pursuant to Section 2.8(a), (b), (c), or (e), no later than ten
     (10) days after the approval by the shareholders of the Company of such merger, consolidation, reorganization, sale, lease, or exchange or assets or dissolution or such election of directors, or in the event of a Change of Control pursuant to Section 2.8(d), no later than thirty (30) days after the occurrence of such Change of Control, that (i) Options may be exercised in full only for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and all rights of the Participants thereunder shall terminate, or
     (ii) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Participant an amount of cash per Share equal to the excess, if any of the "Change of Control Value" of the Shares subject to such Option over the Option Price(s) under such Options for such Shares.

          (g) For the purpose of Section 18.1(f)(ii), "Change of Control Value" shall equal the amount determined in clause (i), (ii), or (iii), whichever is applicable, as follows: (i) the per Share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets, or dissolution transaction, (ii) the price per Share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the Fair Market Value per Share of the Shares in which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in Section 2.8 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

                                  ARTICLE 19.

              AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

     19.1  Amendment, Modification, Suspension, and Termination.  Subject to
Section 19.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's shareholders and except as provided in Sections 4.4 and 6.11 hereof, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

     19.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

     19.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                                  ARTICLE 20.

                                  WITHHOLDING

     20.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     20.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to, but not more than, the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. In the event a Participant exercises an election under this Section and only satisfies the minimum statutory withholding requirement imposed on the relevant transaction in part, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the remaining amount of the required minimum statutory withholding amount.

                                  ARTICLE 21.

                                   SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE 22.

                               GENERAL PROVISIONS

     22.1  Forfeiture Events.

          (a) The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

          (b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, or if the Participant is one of the persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

     22.2 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

     22.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     22.4 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     22.5 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     22.6 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

          (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

          (b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

     22.7 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     22.8 Investment Representations. The Committee may require any person receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

     22.9 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

          (a) Determine which Affiliates and Subsidiaries shall be covered by the Plan;

          (b) Determine which Employees, Directors and/or Third Party Service Providers outside the United States are eligible to participate in the Plan;

          (c) Modify the terms and conditions of any Award granted to Employees, DirectorS and/or Third Party Service ProviderS outside the United States to comply with applicable foreign laws;

          (d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 22.9 by the Committee shall be attached to this Plan document as appendices; and

          (e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

     Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

     22.10 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

     22.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, and/or its Subsidiaries, and/or Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     22.12 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     22.13 Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit.

     22.14 Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

     22.15 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

     22.16 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Texas, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

     22.17 Indemnification. Each person who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

     The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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DESIGNATION (IF ANY)                                 000000000.000 ext
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                             [ ]  Mark this box with an X if you have made
                                  changes to your name or address details above.

--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

A  ELECTION OF DIRECTORS
1. The Board of Directors recommends a vote FOR the listed nominees.

                                         For      Withhold

01 - Ernest H. Cockrell                  [ ]        [ ]

02 - Fred R. Lummis                      [ ]        [ ]

03 - Paul B. Murphy, Jr.                 [ ]        [ ]

04 - Thomas F. Soriero, Sr.              [ ]        [ ]


B  ISSUES
The Board of Directors recommends a vote FOR the following proposals.

                                                     For    Against    Abstain
2. Proposal to approve amendments to the Company's
   Non-Employee Directors Deferred Fee Plan          [ ]      [ ]        [ ]


3. Proposal to approve the adoption of the 2004
   Omnibus Incentive Plan                            [ ]      [ ]        [ ]


4. Proposal to ratify the selection of
   PricewaterhouseCoopers LLP as the Company's       [ ]      [ ]        [ ]
   independent auditors for the year ending
   December 31, 2004


5. In their discretion, upon any other business as may properly come before said meeting


C AUTHORIZED SIGNATURES -- SIGN HERE -- THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Note: Joint owners must each sign. Please sign your name exactly as it appears on your stock certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If held by a corporation, please sign in the full corporate name by the president or other authorized officer.


Signature 1 - Please keep signature within the box
--------------------------------------------------

--------------------------------------------------


Signature 2 - Please keep signature within the box
--------------------------------------------------

--------------------------------------------------


Date (mm/dd/yyyy)
--------------------------------------------------
            /         /
--------------------------------------------------


         1UPX   HHH   PPPP   0033891             +

-------------------------------------------------------------------------------
PROXY -- SOUTHWEST BANCORPORATION OF TEXAS, INC.
-------------------------------------------------------------------------------

PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
SOUTHWEST BANCORPORATION OF TEXAS, INC.

The undersigned hereby appoints Walter E. Johnson, John W. Johnson and Paul B.
Murphy, Jr., and each of them, with or without the others, with full power of substitution, to vote all shares of stock that the undersigned is entitled to vote at the 2004 Annual Meeting of Shareholders of Southwest Bancorporation of Texas, Inc. (the "Company"), to be held at the Company's Boardroom, 4400 Post
Oak Parkway, Houston, Texas, on May 5, 2004, at 2:00 p.m. (Houston time) and all adjournments and postponements thereof as indicated on the reverse.

This Proxy will be voted as you specify on the reverse. If no specification is made, the Proxy will be voted with respect to item (1) FOR the nominees listed, with respect to item (2) FOR the proposal to approve amendments to the Company's Non-Employee Directors Deferred Fee Plan, with respect to item (3) FOR the proposal to approve the adoption of the 2004 Omnibus Incentive
Plan and with respect to Item (4) FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2004. The undersigned hereby acknowledges receipt of the Notice of the 2004 Annual Meeting and related Proxy Statement and the Company's
2003 Annual Report to Shareholders.




INTERNET AND TELEPHONE VOTING INSTRUCTIONS

YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

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
--------------------------------------------------------    ------------------------------------------------------------
  TO VOTE USING THE TELEPHONE (WITHIN U.S. AND CANADA)                        TO VOTE USING THE INTERNET
--------------------------------------------------------    ------------------------------------------------------------

o Call toll free 1-877-292-9691 in the United States        o Go to the following web site:
  or Canada any time on a touch tone telephone.               WWW.COMPUTERSHARE.COM/US/PROXY
  There is NO CHARGE to you for the call.

o Follow the simple instructions provided by the            o Enter the information requested on your computer screen
  recorded message.                                           and follow the simple instructions.


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                    C0123456789                                                              12345
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IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 5:30 P.M., CENTRAL TIME, ON MAY 4, 2004.

THANK YOU FOR VOTING